================================================================================






                               CERNER CORPORATION


                                   $21,000,000
                          5.57% Senior Notes, Series A
                              due December 30, 2008

                                   $39,000,000
                          6.42% Senior Notes, Series B
                              due December 30, 2012




                             NOTE PURCHASE AGREEMENT





                          Dated as of December 15, 2002




================================================================================

                                                      Series A PPN:  15678# AD 7
                                                      Series B PPN:  15678# AE 5

                                TABLE OF CONTENTS


Section                                                                                                       Page
-------                                                                                                       ----
1.       AUTHORIZATION OF NOTES..................................................................................1

2.       SALE AND PURCHASE OF NOTES..............................................................................1

3.       CLOSING.................................................................................................2

4.       CONDITIONS TO CLOSING...................................................................................2
         4.1.     Representations and Warranties.................................................................2
         4.2.     Performance; No Default........................................................................2
         4.3.     Compliance Certificates........................................................................3
         4.4.     Opinions of Counsel............................................................................3
         4.5.     Purchase Permitted By Applicable Law, etc......................................................3
         4.6.     Sale of Other Notes............................................................................3
         4.7.     Payment of Special Counsel Fees................................................................3
         4.8.     Private Placement Number.......................................................................4
         4.9.     Changes in Corporate Structure.................................................................4
         4.10.    Subsidiary Guaranty............................................................................4
         4.11.    Proceedings and Documents......................................................................4

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY...........................................................4
         5.1.     Organization; Power and Authority..............................................................4
         5.2.     Authorization, etc.............................................................................5
         5.3.     Disclosure.....................................................................................5
         5.4.     Organization and Ownership of Shares of Subsidiaries; Affiliates...............................6
         5.5.     Financial Statements...........................................................................6
         5.6.     Compliance with Laws, Other Instruments, etc...................................................7
         5.7.     Governmental Authorizations, etc...............................................................7
         5.8.     Litigation; Observance of Agreements, Statutes and Orders......................................7
         5.9.     Taxes..........................................................................................8
         5.10.    Title to Property; Leases......................................................................8
         5.11.    Licenses, Permits, etc.........................................................................8
         5.12.    Compliance with ERISA..........................................................................9
         5.13.    Private Offering by the Company................................................................9
         5.14.    Use of Proceeds; Margin Regulations...........................................................10
         5.15.    Existing Indebtedness; Future Liens...........................................................10
         5.16.    Foreign Assets Control Regulations, etc.......................................................10
         5.17.    Status under Certain Statutes.................................................................11

         5.18.    Environmental Matters.........................................................................11
         5.19.    Anti-Terrorism Order..........................................................................11
         5.20.    Solvency of Subsidiary Guarantors.............................................................11

6.       REPRESENTATIONS OF THE PURCHASER.......................................................................12
         6.1.     Purchase for Investment.......................................................................12
         6.2.     Source of Funds...............................................................................12

7.       INFORMATION AS TO COMPANY..............................................................................14
         7.1.     Financial and Business Information............................................................14
         7.2.     Officer's Certificate.........................................................................17
         7.3.     Inspection....................................................................................17

8.       PREPAYMENT OF THE NOTES................................................................................18
         8.1.     Required Prepayments..........................................................................18
         8.2.     Optional Prepayments with Make-Whole Amount...................................................18
         8.3.     Mandatory Offer to Prepay Upon Change of Control..............................................19
         8.4.     Allocation of Partial Prepayments.............................................................21
         8.5.     Maturity; Surrender, etc......................................................................21
         8.6.     Purchase of Notes.............................................................................21
         8.7.     Make-Whole Amount.............................................................................21

9.       AFFIRMATIVE COVENANTS..................................................................................23
         9.1.     Compliance with Law...........................................................................23
         9.2.     Insurance.....................................................................................23
         9.3.     Maintenance of Properties.....................................................................23
         9.4.     Payment of Taxes and Claims...................................................................23
         9.5.     Corporate Existence, etc......................................................................24

10.      NEGATIVE COVENANTS.....................................................................................24
         10.1.    Consolidated Tangible Net Worth...............................................................24
         10.2.    Fixed Charge Ratio............................................................................24
         10.3.    Indebtedness Ratios...........................................................................24
         10.4.    Limitations on Liens..........................................................................25
         10.5.    Restricted Payments...........................................................................26
         10.6.    Merger, Consolidation, etc....................................................................27
         10.7.    Sale of Assets................................................................................28
         10.8.    Disposition of Stock of Restricted Subsidiaries...............................................29
         10.9.    Designation of Unrestricted Subsidiaries......................................................29
         10.10.   Nature of Business............................................................................30
         10.11.   Transactions with Affiliates..................................................................30
         10.12.   Subsidiary Guaranties.........................................................................30

11.      EVENTS OF DEFAULT......................................................................................30

12.      REMEDIES ON DEFAULT, ETC...............................................................................33

         12.1.    Acceleration..................................................................................33
         12.2.    Other Remedies................................................................................34
         12.3.    Rescission....................................................................................34
         12.4.    No Waivers or Election of Remedies, Expenses, etc.............................................34

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES..........................................................34
         13.1.    Registration of Notes.........................................................................34
         13.2.    Transfer and Exchange of Notes................................................................35
         13.3.    Replacement of Notes..........................................................................35

14.      PAYMENTS ON NOTES......................................................................................36
         14.1.    Place of Payment..............................................................................36
         14.2.    Home Office Payment...........................................................................36

15.      EXPENSES, ETC..........................................................................................36
         15.1.    Transaction Expenses..........................................................................36
         15.2.    Survival......................................................................................37

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT...........................................37

17.      AMENDMENT AND WAIVER...................................................................................37
         17.1.    Requirements..................................................................................37
         17.2.    Solicitation of Holders of Notes..............................................................38
         17.3.    Binding Effect, etc...........................................................................38
         17.4.    Notes held by Company, etc....................................................................38

18.      NOTICES................................................................................................39

19.      REPRODUCTION OF DOCUMENTS..............................................................................39

20.      CONFIDENTIAL INFORMATION...............................................................................39

21.      SUBSTITUTION OF PURCHASER..............................................................................40

22.      MISCELLANEOUS..........................................................................................41
         22.1.    Successors and Assigns........................................................................41
         22.2.    Payments Due on Non-Business Days.............................................................41
         22.3.    Severability..................................................................................41
         22.4.    Construction..................................................................................41
         22.5.    Counterparts..................................................................................41
         22.6.    Governing Law.................................................................................42

SCHEDULE A           --       Information Relating to Purchasers
SCHEDULE B           --       Defined Terms
SCHEDULE B-1         --       Existing Investments

SCHEDULE 4.9                 --         Changes in Corporate Structure
SCHEDULE 5.3                 --         Disclosure Materials
SCHEDULE 5.4                 --         Subsidiaries; Affiliates
SCHEDULE 5.5                 --         Financial Statements
SCHEDULE 5.8                 --         Litigation
SCHEDULE 5.11                --         Permits, etc.
SCHEDULE 5.14                --         Use of Proceeds
SCHEDULE 5.15                --         Existing Indebtedness; Future Liens
SCHEDULE 10.4                --         Liens

EXHIBIT 1(a)                 --         Form of Series A Senior Note
EXHIBIT 1(b)                 --         Form of Series B Senior Note
EXHIBIT 1(c)                 --         Form of Subsidiary Guaranty
EXHIBIT 4.4(a)               --         Form of Opinion of Counsel for the Company
EXHIBIT 4.4(b)               --         Form of Opinion of Special Counsel for the Purchasers
EXHIBIT 7.2                  --         Form of Compliance Certificate

                               CERNER CORPORATION
                             2800 Rockcreek Parkway
                           Kansas City, Missouri 64117
                                 (816) 221-1024
                               Fax: (816) 474-1742



         $21,000,000 5.57% Senior Notes, Series A, due December 30, 2008 $39,000,000 6.42% Senior Notes, Series B, due December 30, 2012


                                                  Dated as of December 15, 2002


TO EACH OF THE PURCHASERS LISTED IN
     THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

         CERNER CORPORATION, a Delaware corporation (the "Company"), agrees with you as follows:

1. AUTHORIZATION OF NOTES.

               The Company has authorized the issuance and sale of $21,000,000 aggregate principal amount of its 5.57% Senior Notes, Series A, due December 30, 2008 (the "Series A Notes") and $39,000,000 aggregate principal amount of its 6.42% Senior Notes, Series B, due December 30, 2012 (the "Series B Notes" and, together with the Series A Notes, the "Notes", such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Notes will be substantially in the form set out in Exhibits 1(a) and 1(b), as appropriate, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement. The Notes will be guaranteed by certain existing and future Subsidiaries (individually, a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors") pursuant to the guaranty in substantially the form of Exhibit 1(c) (the "Subsidiary Guaranty").

2. SALE AND PURCHASE OF NOTES.

               Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and each of the other purchasers named in Schedule A (the "Other Purchasers"), and you and the Other Purchasers agree to purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount and series specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof. Your obligation hereunder and the obligations of the Other Purchasers are several and not joint obligations and you shall have no liability to any Person for the performance or non-performance by any Other Purchaser hereunder.

3. CLOSING.

               The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Gardner, Carton & Douglas, Quaker Tower, Suite 3400, 321 North Clark Street, Chicago, Illinois 60610 at 9:00 a.m., Chicago time, at a closing (the "Closing") on December 20, 2002 or on such other Business Day thereafter on or prior to December 27, 2002 as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $250,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 5290000743 at U.S. Bank N.A. 6333 Long, Shawnee, KS 66216, ABA No. 101000187. If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in
Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4. CONDITIONS TO CLOSING.

               Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1. REPRESENTATIONS AND WARRANTIES.

               The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

4.2. PERFORMANCE; NO DEFAULT.

               The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Sections 10.1 through 10.12 had such Sections applied since such date.

4.3. COMPLIANCE CERTIFICATES.

                  (a) Officer's Certificate. The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

                  (b) Secretary's Certificate. The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and the Agreement.

4.4. OPINIONS OF COUNSEL.

               You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Randy D. Sims, Chief Legal Officer for the Company, and Lynn R. Marasco, Senior Corporate Counsel for the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company instructs its counsel to deliver such opinion to you) and (b) from Gardner, Carton & Douglas, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

4.5. PURCHASE PERMITTED BY APPLICABLE LAW, ETC.

               On the date of the Closing your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6. SALE OF OTHER NOTES.

               Contemporaneously with the Closing the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

4.7. PAYMENT OF SPECIAL COUNSEL FEES.

               Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the reasonable fees, charges and disbursements of your special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

4.8. PRIVATE PLACEMENT NUMBER.

               A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each series of the Notes by Gardner, Carton & Douglas.

4.9. CHANGES IN CORPORATE STRUCTURE.

               Except as specified in Schedule 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10. SUBSIDIARY GUARANTY.

               Each Subsidiary Guarantor shall have executed and delivered the Subsidiary Guaranty.

4.11. PROCEEDINGS AND DOCUMENTS.

               All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

               The Company represents and warrants to you that:

5.1. ORGANIZATION; POWER AND AUTHORITY.

               The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

5.2. AUTHORIZATION, ETC.

               This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and
(ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               The Subsidiary Guaranty has been duly authorized by all necessary corporate action on the part of each Subsidiary Guarantor and upon execution and delivery thereof will constitute the legal, valid and binding obligation of each Subsidiary Guarantor, enforceable against each such Subsidiary Guarantor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3. DISCLOSURE.

               The Company, through its agent, SPP Capital Partners, LLC, has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum dated November 2002 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since December 30, 2001, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

5.4. ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES; AFFILIATES.

                  (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, whether such Subsidiary is a Restricted Subsidiary, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) of the Company's Affiliates, other than Subsidiaries, and (iii) of the Company's directors and senior officers.

                  (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise permitted by Section 10.4).

                  (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

                  (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

5.5. FINANCIAL STATEMENTS.

               The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6. COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.

               The execution, delivery and performance by the Company of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument by which the Company or any Subsidiary is bound or by which any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

               The execution, delivery and performance by each Subsidiary Guarantor of the Subsidiary Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Subsidiary Guarantor under any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument by which such Subsidiary is bound or by which any of its properties may be bound or affected,
(ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Subsidiary.

5.7. GOVERNMENTAL AUTHORIZATIONS, ETC.

               No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes or the execution, delivery or performance by each Subsidiary Guarantor of the Subsidiary Guaranty.

5.8. LITIGATION; OBSERVANCE OF AGREEMENTS, STATUTES AND ORDERS.

                  (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9. TAXES.

               The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended January 3, 1998.

5.10. TITLE TO PROPERTY; LEASES.

               The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11. LICENSES, PERMITS, ETC.

                  Except as disclosed in Schedule 5.11:

                  (a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

                  (b) to the best knowledge of the Company, no product of the Company infringes any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person, as a result of which infringement, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; and

                  (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

5.12. COMPLIANCE WITH ERISA.

                  (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to the Company's Plans, and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than in each case such liabilities or Liens as would not be individually or in the aggregate Material.

                  (b) None of the Company's Plans is subject to, nor has the Company contributed to any Plan that is subject to Title IV of ERISA (including, without limitation any Multiemployer Plan) and neither the Company nor any ERISA Affiliate has incurred any liability under Title IV of ERISA that remains unsatisfied.

                  (c) The expected post-retirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material or is reflected in the most recent audited financial statements listed in Schedule 5.5.

                  (d) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(d) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

5.13. PRIVATE OFFERING BY THE COMPANY.

               Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than 36 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

5.14. USE OF PROCEEDS; MARGIN REGULATIONS.

               The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 2.0% of the value of the consolidated assets of the Company and its Subsidiaries, and the Company does not have any present intention that margin stock will constitute more than 2.0% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

5.15. EXISTING INDEBTEDNESS; FUTURE LIENS.

                  (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of November 23, 2002, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

                  (b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.4.

5.16. FOREIGN ASSETS CONTROL REGULATIONS, ETC.

               Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

5.17. STATUS UNDER CERTAIN STATUTES.

               Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, the Federal Power Act, as amended, or the USA Patriot Act.

5.18. ENVIRONMENTAL MATTERS.

               Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing,

                  (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

                  (b) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

                  (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

5.19. ANTI-TERRORISM ORDER.

               Neither the Company nor any Subsidiary is a Person or entity described in Section 1 of the Anti-Terrorism Order or described in the Department of the Treasury Rule, and, to the best knowledge and belief of the Company, neither it nor any of its Subsidiaries engages in any dealings or transactions, or is otherwise associated, with any such Persons or entities.

5.20. SOLVENCY OF SUBSIDIARY GUARANTORS.

               After giving effect to the transactions contemplated herein and after giving due consideration to any rights of contribution (i) each Subsidiary Guarantor has received fair consideration and reasonably equivalent value for the incurrence of its obligations under the Subsidiary Guaranty, (ii) the fair value of the assets of each Subsidiary Guarantor (at fair valuation) exceeds its liabilities, (iii) each Subsidiary Guarantor is able to and expects to be able to pay its debts as they mature, and (iv) each Subsidiary Guarantor has capital sufficient to carry on its business as conducted and as proposed to be conducted.

6. REPRESENTATIONS OF THE PURCHASER.

6.1. PURCHASE FOR INVESTMENT.

               You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

6.2. SOURCE OF FUNDS.

               You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

                  (a) the Source is an "insurance company general account" (as the term is defined in the United States Department of Labor's Prohibited Transaction Exemption ("PTE") 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC Annual Statement") for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser's state of domicile; or

                  (b) the Source is a separate account that is maintained solely in connection with such Purchaser's fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

                  (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (d) the Source constitutes assets of an "investment fund" (within the meaning of Part V of PTE 84-14 (the "QPAM Exemption") managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (d); or

                  (e) the Source constitutes assets of a "plan(s)" (within the meaning of Section IV of PTE 96-23 (the "INHAM Exemption") managed by an "in-house asset manager" or "INHAM" (within the meaning of Part IV of the INHAM exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of "control" in Section IV(h) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this paragraph (e); or

                  (f) the Source is a governmental plan; or

                  (g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (g); or

                  (h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

7. INFORMATION AS TO COMPANY.

7.1. FINANCIAL AND BUSINESS INFORMATION

               The Company shall deliver to each holder of Notes that is an Institutional Investor:

                  (a) Quarterly Statements -- within 45 days (or such other shorter period within which Quarterly Reports on Form 10-Q are required to be timely filed with the Securities and Exchange Commission, including any extension permitted by Rule 12b-25 of the Exchange Act) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                           (i) a consolidated balance sheet of the Company and
                  its Subsidiaries as at the end of such quarter,

                           (ii) consolidated statements of earnings of the
                  Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, and

                           (iii) consolidated statements of cash flows for the
                  portion of the fiscal year ending with such quarter,

         setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

                  (b) Annual Statements -- within 90 days (or such other shorter period within which Annual Reports on Form 10-K are required to be timely filed with the Securities and Exchange Commission, including any extension permitted by Rule 12b-25 of the Exchange Act) after the end of each fiscal year of the Company, duplicate copies of,

                           (i) a consolidated balance sheet of the Company and
                  its Subsidiaries, as at the end of such year, and

                           (ii) consolidated statements of earnings, retained
                  earnings and cash flows of the Company and its Subsidiaries, for such year,

         setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied

                           (A) by an opinion thereon of independent certified
                  public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                           (B) a certificate of such accountants stating that
                  they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause (B) above, shall be deemed to satisfy the requirements of this Section 7.1(b);

                  (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Restricted Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Restricted Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Restricted Subsidiary to the public concerning developments that are Material;

                  (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in
         Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

                  (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                           (i) with respect to any Plan, any reportable event,
                  as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                           (ii) the taking by the PBGC of steps to institute, or
                  the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                           (iii) any event, transaction or condition that could
                  result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

                  (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

                  (g) Unrestricted Subsidiaries -- if, at the time of delivery of any financial statements pursuant to Section 7.1(a) or (b), Unrestricted Subsidiaries account for more than 15% of (i) the consolidated total assets of the Company and its Subsidiaries reflected in the balance sheet included in such financial statements or (ii) the consolidated revenues of the Company and its Subsidiaries reflected in the consolidated statement of income included in such financial statements, an unaudited balance sheet for all Unrestricted Subsidiaries taken as a whole as at the end of the fiscal period included in such financial statements and the related unaudited statements of income, retained earnings and cash flows for such Unrestricted Subsidiaries for such period, together with consolidating statements reflecting all eliminations or adjustments necessary to reconcile such group financial statements to the consolidated financial statements of the Company and its Subsidiaries together with the financial statements required pursuant to Sections 7.1(a) and 7.1(b); and

                  (h) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

7.2. OFFICER'S CERTIFICATE.

               Each set of financial statements delivered to a holder of Notes pursuant to Sections 7.1(a) or (b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

                  (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.1 through Section 10.12, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

                  (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Restricted Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Restricted Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company or such Restricted Subsidiary shall have taken or proposes to take with respect thereto.

The certificate called for by this Section 7.2 will generally be in the form of the attached Exhibit 7.2.

7.3. INSPECTION.

               The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

                  (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each

         Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

                  (b) Default -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

Each holder agrees to treat any information obtained in connection with any inspection pursuant to this Section 7 as Confidential Information subject to
Section 20 so as to avoid any disclosure obligation on the Company under Regulation FD under the Exchange Act.

8. PREPAYMENT OF THE NOTES

8.1. REQUIRED PREPAYMENTS.

               The Series A Notes are subject to required prepayment on each of December 30, 2006 and 2007, on which dates the Company will prepay $7,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series A Notes at 100% of the principal amount thereof and without payment of the Make-Whole Amount or any premium. The Series B Notes are subject to required prepayment on December 30, 2009, and on each December 30 thereafter to and including December 30, 2011, on which dates the Company will prepay $9,750,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series B Notes at 100% of the principal amount thereof and without payment of the Make-Whole Amount or any premium. Upon any partial prepayment of the Notes pursuant to Sections 8.2, 8.3 or 10.7 or purchase of the Notes permitted by Section 8.6 the principal amount of each required prepayment of the Notes becoming due under this Section 8.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment or purchase.

8.2. OPTIONAL PREPAYMENTS WITH MAKE-WHOLE AMOUNT.

               The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $1,000,000 in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this
Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

8.3. MANDATORY OFFER TO PREPAY UPON CHANGE OF CONTROL.

                  (a) Notice of Change of Control or Control Event -- The Company will, within five Business Days after any Responsible Officer has knowledge of the occurrence of any Change of Control or Control Event, give notice of such Change of Control or Control Event to each holder of Notes unless notice in respect of such Change of Control (or the Change of Control contemplated by such Control Event) shall have been given pursuant to subparagraph (b) of this Section 8.3. If a Change of Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in paragraph (c) of this Section 8.3 and shall be accompanied by the certificate described in paragraph (g) of this Section 8.3.

                  (b) Condition to Company Action -- The Company will not take any action that consummates or finalizes a Change of Control unless (i) at least 10 Business Days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes accompanied by the certificate described in paragraph (g) of this Section 8.3, and (ii) subject to the provisions of paragraph (d) below, contemporaneously with such action, it prepays all Notes required to be prepaid in accordance with this Section 8.3.

                  (c) Offer to Prepay Notes -- The offer to prepay Notes contemplated by paragraphs (a) and (b) of this Section 8.3 shall be an offer to prepay, in accordance with and subject to this Section 8.3, all, but not less than all, of the Notes held by each holder (in this case only, "holder" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the "Proposed Prepayment Date"). If such Proposed Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this Section 8.3, such date shall be not less than 30 days and not more than 45 days after the date of such offer.

                  (d) Acceptance; Rejection -- A holder of Notes may accept the offer to prepay made pursuant to this Section 8.3 by causing a notice of such acceptance to be delivered to the Company on or before the date specified in the certificate described in paragraph (g) of this Section
         8.3. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.3, or to accept an offer as to all of the Notes held by the holder, within such time period shall be deemed to constitute rejection of such offer by such holder.

                  (e) Prepayment -- Prepayment of the Notes to be prepaid pursuant to this Section 8.3 shall be at 100% of the principal amount of such Notes, plus interest on such Notes accrued to the date of prepayment, plus either (i) 1.0% of the principal amount thereof if no Default or Event of Default exists immediately prior to or after such Change of Control or (ii) the Make-Whole Amount if a Default or Event of Default exists. Two Business Days preceding the date of prepayment, the Company shall deliver to each holder of Notes being prepaid a statement showing the Make-Whole Amount or the 1.0% premium, as appropriate, due in connection with such prepayment and setting forth the details of the computation of such amount. The prepayment shall be made on the Proposed Prepayment Date except as provided in paragraph
         (f) of this Section 8.3.

                  (f) Deferral Pending Change of Control -- The obligation of the Company to prepay Notes pursuant to the offers required by paragraphs (a) and (b) and accepted in accordance with paragraph (d) of this Section 8.3 is subject to the occurrence of the Change of Control in respect of which such offers and acceptances shall have been made. In the event that such Change of Control does not occur on or prior to the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change of Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment,
         (ii) the date on which such Change of Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change of Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section
         8.3 in respect of such Change of Control shall be deemed rescinded). Notwithstanding the foregoing, in the event that the prepayment has not been made within 90 days after such Proposed Prepayment Date by virtue of the deferral provided for in this Section 8.3(f), the Company shall make a new offer to prepay in accordance with paragraph (c) of this
         Section 8.3.

                  (g) Officer's Certificate -- Each offer to prepay the Notes pursuant to this Section 8.3 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date, (ii) that such offer is made pursuant to this Section 8.3, (iii) the principal amount of each Note offered to be prepaid, (iv) whether a Default or Event of Default exists or would exist, (v) the estimated amount of the Make-Whole Amount or the 1.0% premium, as appropriate, due in connection with such prepayment (calculated as if the date of such notice were the date of prepayment), setting forth the details of such computation, (vi) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date, (vii) that the conditions of this Section 8.3 have been fulfilled, (viii) in reasonable detail, the nature and date or proposed date of the Change of Control and (ix) the date by which any holder of a Note that wishes to accept such offer must deliver notice thereof to the Company, which date shall not be earlier than three Business Days prior to the Proposed Prepayment Date or, in the case of a prepayment pursuant to
         Section 8.3(b), the date of the action referred to in Section 8.3(b)(i). Such certificate shall prominently state that "The failure by a holder to respond to this offer to prepay by the date specified herein shall constitute a rejection of such offer."

8.4. ALLOCATION OF PARTIAL PREPAYMENTS.

               In the case of each partial prepayment of the Notes pursuant to Sections 8.1 or 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.5. MATURITY; SURRENDER, ETC.

               In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.6. PURCHASE OF NOTES.

               The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.7. MAKE-WHOLE AMOUNT.

               The term "MAKE-WHOLE AMOUNT" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                  "CALLED PRINCIPAL" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or
         8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

                  "DISCOUNTED VALUE" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) based on the Reinvestment Yield with respect to such Called Principal.

                  "REINVESTMENT YIELD" means, with respect to the Called Principal of any Note, 0.50% plus the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as the "PX Screen" on the Bloomberg Financial Market Service (or such other display as may replace the PX Screen on Bloomberg Financial Market Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

                  "REMAINING AVERAGE LIFE" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2, 8.3 or 12.1.

                  "SETTLEMENT DATE" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9. AFFIRMATIVE COVENANTS.

               The Company covenants that so long as any of the Notes are outstanding:

9.1. COMPLIANCE WITH LAW.

               The Company will and will cause each Subsidiary to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2. INSURANCE.

               The Company will and will cause each Restricted Subsidiary to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3. MAINTENANCE OF PROPERTIES.

               The Company will and will cause each Restricted Subsidiary to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.4. PAYMENT OF TAXES AND CLAIMS.

               The Company will and will cause each Restricted Subsidiary to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Restricted Subsidiary, provided that neither the Company nor any Restricted Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Restricted Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Restricted Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Restricted Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5. CORPORATE EXISTENCE, ETC.

               The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.6, 10.7 and 10.8, the Company will at all times preserve and keep in full force and effect the corporate existence of each Restricted Subsidiary (unless merged into the Company or a Restricted Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

10. NEGATIVE COVENANTS.

               The Company covenants that so long as any of the Notes are outstanding:

10.1. CONSOLIDATED TANGIBLE NET WORTH.

               The Company will not permit its Consolidated Tangible Net Worth to be less than $250,000,000 plus the cumulative sum of 50% of Consolidated Net Income (but only if a positive number) for each fiscal quarter ending after September 28, 2002.

10.2. FIXED CHARGE RATIO.

               The Company will not permit the ratio of Consolidated Income Available for Fixed Charges to Fixed Charges for the Company's most recently completed four fiscal quarters to be less than 2.0 to 1.0.

10.3. INDEBTEDNESS RATIOS.

               The Company will not permit the ratio of Consolidated Indebtedness to Consolidated Total Capitalization (calculated as of the end of each fiscal quarter) to be more than .60 to 1.00; provided that for purposes of such calculation there shall be excluded from Consolidated Indebtedness not more than $30,000,000 aggregate principal amount of Indebtedness represented by Capital Leases.

10.4. LIMITATIONS ON LIENS.

               The Company will not, and will not permit any Restricted Subsidiary to, permit to exist, create, assume or incur, directly or indirectly, any Lien on its properties or assets, whether now owned or hereafter acquired, except:

                  (a) Liens existing on property or assets of the Company or any Restricted Subsidiary as of the Closing Date that are described in
         Schedule 10.4;

                  (b) Liens for taxes, assessments or governmental charges not then due and delinquent or the nonpayment of which is permitted by
         Section 9.4;

                  (c) any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of any such stay;

                  (d) Defects in title and Liens arising in the ordinary course of business and not incurred in connection with the borrowing of money, including encumbrances in the nature of zoning restrictions, easements, rights and restrictions of record on the use of real property, landlord's and lessor's liens in the ordinary course of business, which in the aggregate do not materially interfere with the conduct of the business of the Company and its Restricted Subsidiaries taken as a whole or materially impair the value of the property subject thereto for the purpose of such business;

                  (e) Liens (i) existing on real property at the time of its acquisition by the Company or a Restricted Subsidiary and not created in contemplation thereof, whether or not the Indebtedness secured by such Lien is assumed by the Company or such Restricted Subsidiary or
         (ii) on property created substantially contemporaneously with the date of acquisition or completion of construction thereof to secure or provide for all or a portion of the purchase price or cost of construction of such property or (iii) existing on property of a corporation at the time such corporation is merged into or consolidated with or is acquired by, or substantially all of its assets are acquired by, the Company or a Restricted Subsidiary and not created in contemplation thereof; provided that such Liens do not extend to other property of the Company or any Subsidiary, that the aggregate principal amount of Indebtedness secured by each such Lien does not exceed 100% of the lesser of the cost or fair market value (at the time of acquisition or completion of construction) of the property subject thereto and that no Default or Event of Default exists immediately prior to or after such acquisition or incurrence;

                  (f) Capital Leases in existence as of the date of this Agreement that are described in Schedule 10.4 and Capital Leases entered into after the date of this Agreement, provided that the Indebtedness evidenced by such Capital Leases is permitted under
         Section 10.3;

                  (g) Pledges or deposits under worker's compensation or unemployment insurance laws and liens imposed by law, such as laborers' or other employees', carriers', warehousemen's, mechanics', materialmen's, vendors' and similar Liens or priorities, not securing Indebtedness and arising in the ordinary course of business or that are incidental to the construction, maintenance or operation of any property, which are either (i) not of record or (ii) of record but are being contested in good faith by appropriate proceedings and for which the Company has set aside on its books adequate reserves in accordance with GAAP and which do not materially detract from the usefulness of the property to which they pertain in the business of the Company or the Restricted Subsidiary owning the same;

                  (h) Liens not otherwise permitted by paragraphs (a) through
         (g) above incurred subsequent to the Closing Date to secure Indebtedness, provided that, at the time of creation, assumption or incurrence thereof and any time thereafter, Priority Debt does not exceed 20% of Consolidated Tangible Net Worth. Other than Liens to secure Indebtedness of a Restricted Subsidiary to the Company or another Wholly Owned Restricted Subsidiary, no such Liens permitted by this paragraph (h) shall be created to secure pre-existing Indebtedness or any extension, renewal or replacement of such Indebtedness or any Indebtedness (whether or not pre-existing Indebtedness) under any pre-existing agreement or under any extension, renewal or replacement of such an agreement; and

                  (i) Liens resulting from extensions, renewals, refinancings and refundings of Indebtedness secured by Liens permitted by paragraph
         (a) above, provided there is no increase in the principal amount of Indebtedness secured thereby at the time of renewal, any new Lien attaches only to the same property theretofore subject to such earlier Lien, there exists no Default or Event of Default, and the Company would be in compliance with Sections 10.1 and 10.3, on a pro forma basis.

10.5. RESTRICTED PAYMENTS.

               The Company will not, except as hereinafter provided:

                  (a) declare or pay any dividends, either in cash or property, on any shares of its capital stock of any class (except dividends or other distributions payable solely in shares of capital stock of the Company);

                  (b) directly or indirectly, or through any Subsidiary, purchase, redeem or retire any shares of its capital stock of any class or any warrants, rights or options to purchase or acquire any shares of its capital stock;

                  (c) make any other payment or distribution, either directly or indirectly or through any Subsidiary, in respect of its capital stock; or

                  (d) make, or permit any Restricted Subsidiary to make, any Restricted Investment;

(all such declarations, payments, purchases, redemptions, retirements, distributions and Investments described in clauses (a) through (d) being herein collectively called "Restricted Payments") if, after giving effect thereto, (1) the aggregate amount of Restricted Payments subsequent to September 28, 2002 to and including the date of the making of the Restricted Payment in question, would exceed the sum of (i) $80,000,000 plus, (ii) 50% of Consolidated Net Income (or less 100% of any net deficit) for each fiscal quarter of the Company ending after September 28, 2002, plus (iii) the net cash proceeds received by the Company after September

28, 2002 from the sale of shares of its common stock or evidences of Indebtedness which are subsequently converted into or exchanged for its common stock, or (2) a Default or an Event of Default would exist, or (3) the Company would no longer be in compliance with Section 10.1 or 10.3, on a pro forma basis.

10.6. MERGER, CONSOLIDATION, ETC.

               The Company will not, and will not permit any Restricted Subsidiary to, consolidate with or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person except that:

                  (a) the Company may consolidate or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person, provided that:

                           (i) the successor formed by such consolidation or the
                  survivor of such merger or the Person that acquires by conveyance, transfer, sale or lease all or substantially all of the assets of the Company as an entirety, as the case may be, is a solvent corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company is not such corporation, such corporation (y) shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (z) shall have caused to be delivered to each holder of any Notes an opinion of independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, and comply with the terms hereof;

                           (ii) immediately after giving effect to such
                  transaction, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer, sale or lease all or substantially all of the assets of the Company as an entirety, as the case may be, would be in compliance with Sections 10.1 and 10.3 on a pro forma basis; and

                           (iii) immediately after giving effect to such
                  transaction, no Default or Event of Default shall exist; and

                  (b) Any Restricted Subsidiary may (x) merge into the Company (provided that the Company is the surviving corporation) or another Wholly Owned Restricted Subsidiary or (y) sell, transfer or lease all or any part of its assets to the Company or another Wholly Owned Restricted Subsidiary, or (z) merge or consolidate with, or sell, transfer or lease all or substantially all of its assets to, any Person in a transaction that is permitted by Section 10.7 or, as a result of which, such Person becomes a Restricted Subsidiary; provided in each instance set forth in clauses
         (x) through (z) that, immediately before and after giving effect thereto, there shall exist no Default or Event of Default;

No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.6 from its liability under this Agreement or the Notes.

10.7. SALE OF ASSETS.

               The Company will not, and will not permit any Restricted Subsidiary to, sell, lease, transfer or otherwise dispose of, including by way of merger (collectively a "Disposition"), any assets, including capital stock of Restricted Subsidiaries, in one or a series of transactions, to any Person, other than Dispositions in the ordinary course of business and Dispositions by a Restricted Subsidiary to the Company or another Wholly Owned Restricted Subsidiary, if:

                  (a) during the twelve calendar months immediately preceding such Disposition, after giving effect to such Disposition the aggregate book value of all assets subject to Dispositions during such twelve month period other than Dispositions in the ordinary course of business and Dispositions by a Restricted Subsidiary to the Company or another Wholly Owned Restricted Subsidiary, would exceed 10% of Consolidated Total Assets as of the end of the immediately preceding fiscal quarter, or the Consolidated Net Income attributable to the assets included in such Dispositions during such twelve month period would exceed 10% of Consolidated Net Income for the twelve months ending as of the most recently completed fiscal quarter of the Company; or

                  (b) the aggregate net book value of all assets subject to Dispositions other than Dispositions in the ordinary course of business and Dispositions by a Restricted Subsidiary to the Company or another Wholly Owned Restricted Subsidiary, since the Closing Date would exceed 20% of Consolidated Total Assets as of the end of the fiscal quarter immediately preceding such Disposition or the Consolidated Net Income attributable to the assets subject to Dispositions since the Closing Date would exceed 20% of Consolidated Net Income for such period; or

                  (c) there exists or would exist a Default or Event of Default.

Notwithstanding the foregoing, the assets subject to a Disposition shall not be subject to or included in the foregoing limitation and computation if, within 180 days of such Disposition, the net proceeds therefrom are either (i) reinvested in similar assets of the Company or its Restricted Subsidiaries or
(ii) applied by the Company to the pro rata prepayment of Senior Indebtedness, including prepayment of the Notes pursuant to Section 8.2. Notwithstanding anything in the foregoing to the contrary, the Company will not, and will not permit any Restricted Subsidiary to, sell or discount any accounts receivable; provided that the Company and its Restricted

Subsidiaries may sell without recourse in any fiscal year accounts receivable that do not exceed in the aggregate 5% of Consolidated Net Worth as of the beginning of such fiscal year.

10.8. DISPOSITION OF STOCK OF RESTRICTED SUBSIDIARIES.

               The Company will not permit any Restricted Subsidiary to issue or sell the capital stock of a Restricted Subsidiary, or any warrants, rights or options to purchase, or securities convertible into or exchangeable for, such capital stock, to any Person other than the Company or another Wholly Owned Restricted Subsidiary. The Company will not, and will not permit any Restricted Subsidiary to, sell, transfer or otherwise dispose of (other than to the Company or another Wholly Owned Restricted Subsidiary) any capital stock (including any warrants, rights or options to purchase, or securities convertible into or exchangeable for, capital stock) or Indebtedness in each case of any Restricted Subsidiary unless:

                  (a) simultaneously therewith all Investments in such Restricted Subsidiary owned by the Company and any other Restricted Subsidiary are simultaneously disposed of as an entirety;

                  (b) the board of directors of the Company shall have determined that such sale, transfer or disposition is in the best interests of the Company;

                  (c) such sale, transfer or other disposition is to a Person for a cash consideration and on terms reasonably deemed by the board of directors to be adequate and satisfactory;

                  (d) such Restricted Subsidiary does not have any continuing Investment in the Company or any other Restricted Subsidiary not being simultaneously disposed of; and

                  (e) such sale, transfer or other disposition is permitted by
         Section 10.7.

10.9. DESIGNATION OF UNRESTRICTED SUBSIDIARIES.

               The Company will not designate any Restricted Subsidiary as an Unrestricted Subsidiary unless immediately before and after such designation:

                  (a) Such Subsidiary does not own any Investment in the Company or any Restricted Subsidiary;

                  (b) There exists no Default or Event of Default;

                  (c) The Company is in compliance with Sections 10.1 and 10.3 (on a pro forma basis giving effect to such designation); and

                  (d) Such Subsidiary has not theretofore at any time been designated as an Unrestricted Subsidiary.

10.10. NATURE OF BUSINESS.

               The Company will not, and will not permit any Restricted Subsidiary to, engage in any business if, as a result thereof, the general nature of the business in which the Company and its Restricted Subsidiaries, taken as a whole, would then be engaged, would be substantially changed from the general nature of the business in which the Company and its Restricted Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Memorandum.

10.11. TRANSACTIONS WITH AFFILIATES.

               The Company will not, and will not permit any Restricted Subsidiary to, enter into any transaction (including the furnishing of goods or services) with an Affiliate that, individually or in the aggregate, would be material, except in the ordinary course of business as presently conducted and on terms and conditions no less favorable to the Company or such Restricted Subsidiary than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate.

10.12. SUBSIDIARY GUARANTIES.

               The Company will not let any Person become a Subsidiary unless, not later than five Business Days thereafter, the Company shall cause such Subsidiary to become a party to the Subsidiary Guaranty, provided that a Foreign Subsidiary need not become a party to the Subsidiary Guaranty, and the Company shall, and shall cause such Subsidiary to, furnish such certificates and other documentation as any Noteholder may require, including opinions of counsel to such Person (that shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation necessary to cause such Subsidiary to become a party to the Subsidiary Guaranty). The Company will not, and will not permit any Restricted Subsidiary to become or be liable in respect to any Guaranty of Indebtedness except Guaranties that are limited in amount to a stated maximum principal amount of dollar exposure.

11. EVENTS OF DEFAULT.

               An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

                  (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                  (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

                  (c) the Company defaults in the performance of or compliance with any term contained in Section 7.1(d) or Sections 10.1 through 10.3; or

                  (d) the Company defaults in the performance of or compliance with any term contained in Sections 10.4 through 10.12 and such default is not remedied within 15 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note; or

                  (e) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b), (c) and (d) of this Section 11) and such default is not remedied within 20 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note; or

                  (f) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

                  (g) (i) the Company or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $5,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $5,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), the Company or any Restricted Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $5,000,000; or

                  (h) the Company or any Restricted Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

                  (i) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any Restricted Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any Restricted Subsidiary, or any such petition shall be filed against the Company or any Restricted Subsidiary and such petition shall not be dismissed within 60 days; or

                  (j) a final judgment or judgments for the payment of money aggregating in excess of $10,000,000 are rendered against one or more of the Company and its Restricted Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

                  (k) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $5,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or

                  (l) any Subsidiary Guarantor defaults in the performance of or compliance with any term contained in the Subsidiary Guaranty or the Subsidiary Guaranty ceases to be in full force and effect or is declared to be null and void in whole or in part or the validity or enforceability thereof shall be contested by any of the Company or any Subsidiary Guarantor or any of them renounces any of the same or denies that it has any or further liability thereunder.

As used in Section 11(k), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

12. REMEDIES ON DEFAULT, ETC.

12.1. ACCELERATION.

                  (a) If an Event of Default with respect to the Company described in paragraph (h) or (i) of Section 11 (other than an Event of Default described in clause (i) of paragraph (h) or described in clause
         (vi) of paragraph (h) by virtue of the fact that such clause encompasses clause (i) of paragraph (h)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

                  (b) If any other Event of Default has occurred and is continuing, any holder or holders of at least 25% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

                  (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

               Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2. OTHER REMEDIES.

               If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3. RESCISSION.

               At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of 66-2/3% or more in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4. NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

               No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1. REGISTRATION OF NOTES.

               The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2. TRANSFER AND EXCHANGE OF NOTES.

               Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1(a) or 1(b), as appropriate. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $250,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $250,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Section 6.2.

13.3. REPLACEMENT OF NOTES.

               Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                  (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note that is an Institutional Investor, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                  (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14. PAYMENTS ON NOTES.

14.1. PLACE OF PAYMENT.

               Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Chicago, Illinois, at the principal office of Bank One, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2. HOME OFFICE PAYMENT.

               So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this
Section 14.2.

15. EXPENSES, ETC.

15.1. TRANSACTION EXPENSES.

               Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Subsidiary Guaranty or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Subsidiary Guaranty or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Subsidiary Guaranty or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

15.2. SURVIVAL.

               The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

               All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17. AMENDMENT AND WAIVER.

17.1. REQUIREMENTS.

               This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

17.2. SOLICITATION OF HOLDERS OF NOTES.

                  (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

                  (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3. BINDING EFFECT, ETC.

               Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4. NOTES HELD BY COMPANY, ETC.

               Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18. NOTICES.

               All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                           (i) if to you or your nominee, to you or it at the
                  address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

                           (ii) if to any other holder of any Note, to such
                  holder at such address as such other holder shall have specified to the Company in writing, or

                           (iii) if to the Company, to the Company at its
                  address set forth at the beginning hereof to the attention of the Senior Financial Officer with a copy to the Chief Legal Officer or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19. REPRODUCTION OF DOCUMENTS.

               This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20. CONFIDENTIAL INFORMATION.

               For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement (including pursuant to Section 7.3) that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you, other than through disclosure by the Company or any Subsidiary or
(d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section
20), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (provided that confidential treatment of such information is sought to be maintained) (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21. SUBSTITUTION OF PURCHASER.

               You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section
21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22. MISCELLANEOUS.

22.1. SUCCESSORS AND ASSIGNS.

               All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

22.2. PAYMENTS DUE ON NON-BUSINESS DAYS.

               Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

22.3. SEVERABILITY.

               Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.4. CONSTRUCTION.

               Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

22.5. COUNTERPARTS.

               This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.6. GOVERNING LAW.

               This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.


                                   * * * * *

               If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                       Very truly yours,

                                       CERNER CORPORATION


                                       By:    /s/ Marc G. Naughton
                                           ------------------------------------
                                       Name:  Marc G. Naughton
                                             ----------------------------------
                                       Title: Chief Financial Officer
                                             ----------------------------------

The foregoing is agreed to
as of the date thereof.

JOHN HANCOCK LIFE INSURANCE COMPANY

By:      /s/ Kathleen E. McDonough
   -----------------------------------------------
Name:    Kathleen E. McDonough
      --------------------------------------------
Title:   Director
      --------------------------------------------


JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

By:      /s/ Kathleen E. McDonough
     ---------------------------------------------
Name:    Kathleen E. McDonough
      --------------------------------------------
Title:   Authorized Signatory
      --------------------------------------------




JOHN HANCOCK INSURANCE COMPANY OF VERMONT

By:      /s/ Kathleen E. McDonough
     ---------------------------------------------
Name:    Kathleen E. McDonough
      --------------------------------------------
Title:   Authorized Signatory
      --------------------------------------------


SIGNATURE 5 L.P.
By:      John Hancock Life Insurance Company, as
         Portfolio Advisor

By:      /s/ Kathleen E. McDonough
     ---------------------------------------------
Name:    Kathleen E. McDonough
      --------------------------------------------
Title:   Director
      --------------------------------------------

SUNAMERICA LIFE INSURANCE COMPANY

By:    AIG Global Investment Corp., investment
       adviser

       By:  /s/ Gerald F. Herman
            --------------------------------------
       Name:  Gerald F. Herman
       Title:  Vice President

WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY

By:      /s/ James L. Mounce
     ---------------------------------------------
Name:    James L. Mounce
     ---------------------------------------------
Title:   President & Chief Executive Officer
      --------------------------------------------

By:      /s/ Danny E. Cummins
     ---------------------------------------------
Name:    Danny E. Cummins
       -------------------------------------
Title:   Executive Vice President/ Operations &
         Secretary
       -------------------------------------------

BENEFICIAL LIFE INSURANCE COMPANY

By:      /s/ Robert R. Dalley
     ---------------------------------------------
Name:    Robert R. Dalley
       -------------------------------------------
Title:   Senior Vice President & CFO
       -------------------------------------------

                                                                      SCHEDULE A


                       INFORMATION RELATING TO PURCHASERS


                                                                        Principal Amount of Notes to be Purchased
                                                                        -----------------------------------------
Name of Purchaser                                                            Series A                  Series B
-----------------                                                            --------                  --------
JOHN HANCOCK LIFE INSURANCE COMPANY                                                                $ 21,750,000
                                                                                                   $  3,500,000

Name in which Notes are to be registered: JOHN HANCOCK LIFE INSURANCE COMPANY

  (1)    Wire Information                          Fleet Boston
                                                   ABA No. 011000390
                                                   Boston, Massachusetts 02110
                                                   Account of: John Hancock Life Insurance Co.
                                                   Private Placement Collection Acct.
                                                   Account Number: 541-55417
                                                   On Order of: Cerner Corporation PPN 15678# AE
                                                   6.42% Senior Notes, Series B,
                                                   due December 30, 2012

         Wire Deadline                             12 NOON, BOSTON TIME

                                                   All payments on account of the Notes or other
                                                   obligations in accordance with the provisions thereof
                                                   shall be made by bank wire or transfer of immediately
                                                   available funds for credit by 12 noon, Boston time.

  (2) All notices shall be sent via fax AND mail according to the instructions below:

         o  Scheduled Payments                     John Hancock Life Insurance Company
         o  Unscheduled Prepayments                200 Clarendon St.
                                                   Boston, MA 02117
         o  Notice of Maturity                     Attn:  Investment Accounting Division, B-3
                                                   Fax:  (617) 572-0628




                                   Schedule A

                                                   AND

                                                   John Hancock Life Insurance Company
                                                   200 Clarendon St.
                                                   Boston, MA 02117
                                                   Attn: H. Paganis/K. Boyce, T-57
                                                   Fax: (617) 572-5495

         Include:

         (a) full name, interest rate and maturity date of the Notes or other obligations

         (b) allocation of payment between principal and interest and any special payment

         (c) name and address of Bank (or Trustee) from which the wire transfer was sent

         o  Financial Statements                   John Hancock Life Insurance Company
         o  Certificates of Compliance             200 Clarendon St.
                with financial covenants           Boston, MA 02117
                                                   Attn:  Bond and Corporate Finance Group, T-57
                                                   Fax:  (617) 572-1605

         o  Change in Issuer's name,               John Hancock Life Insurance Company
               address or principal place          200 Clarendon St.
               of business                         Boston, MA 02117

         o  Change in location of collateral       Attn:  Investment Law Division, T-30

         o  Copy of legal opinions                 Fax: (617) 572-9269

   (3)   Delivery of Securities                    All securities are to be sent for receipt the day after
                                                   the closing to:

                                                   John Hancock Life Insurance Company
                                                   200 Clarendon St., T-30
                                                   Boston, MA 02117
                                                   Attn:  Alan Seghezzi


Tax I.D.#:  04-1414660



                                   Schedule A

                                                                      SCHEDULE A


                       INFORMATION RELATING TO PURCHASERS


                                                                        Principal Amount of Notes to be Purchased
                                                                        -----------------------------------------
Name of Purchaser                                                            Series A                  Series B
-----------------                                                            --------                  --------
JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY                                                        $1,750,000

Name in which Notes are to be registered: JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  (1)    Wire Information                            Fleet Boston
                                                     ABA No. 011000390
                                                     Boston, Massachusetts 02110
                                                     Account of: John Hancock Life Insurance Co.
                                                     Private Placement Collection Acct.
                                                     Account Number: 541-55417
                                                     On Order of: Cerner Corporation PPN 15678# AE 5
                                                     6.42% Senior Notes, Series B,
                                                     due December 30, 2012

         Wire Deadline                               12 NOON, BOSTON TIME

                                                     All payments on account of the Notes or other
                                                     obligations in accordance with the provisions thereof
                                                     shall be made by bank wire or transfer of immediately
                                                     available funds for credit by 12 noon, Boston time.

  (2)    All notices shall be sent via fax AND mail according to the instructions below:

         o  Scheduled Payments                       John Hancock Variable Life Insurance Company
         o  Unscheduled Prepayments                  200 Clarendon St.
                                                     Boston, MA 02117
         o  Notice of Maturity                       Attn: Investment Accounting Division, B-3
                                                     Fax:  (617) 572-0628




                                   Schedule A

                                                     AND

                                                     John Hancock Life Insurance Company
                                                     200 Clarendon St.
                                                     Boston, MA 02117
                                                     Attn: H. Paganis/K. Boyce, T-57
                                                     Fax: (617) 572-5495

         Include:

         (a) full name, interest rate and maturity date of the Notes or other obligations

         (b) allocation of payment between principal and interest and any special payment

         (c) name and address of Bank (or Trustee) from which the wire transfer was sent

         o  Financial Statements                     John Hancock Life Insurance Company
         o  Certificates of Compliance               200 Clarendon St.
               with financial covenants              Boston, MA 02117
                                                     Attn:  Bond and Corporate Finance Group, T-57
                                                     Fax:  (617) 572-1605

         o  Change in Issuer's name,                 John Hancock Life Insurance Company
               address or principal place            200 Clarendon St.
               of business                           Boston, MA 02117
         o  Change in location of collateral         Attn:  Investment Law Division, T-30
         o  Copy of legal opinions                   Fax: (617) 572-9269

         (3) Delivery of Securities                  All securities are to be sent for receipt
                                                     the day after the closing to:

                                                     John Hancock Life Insurance Company
                                                     200 Clarendon St., T-30
                                                     Boston, MA 02117
                                                     Attn:  Alan Seghezzi


Tax I.D.#:  04-2664016


                                   Schedule A

                                                                      SCHEDULE A


                       INFORMATION RELATING TO PURCHASERS

                                                                        Principal Amount of Notes to be Purchased
                                                                        -----------------------------------------
Name of Purchaser                                                            Series A                  Series B
-----------------                                                            --------                  --------
JOHN HANCOCK INSURANCE COMPANY VERMONT                                                                 $500,000

Name in which Notes are to be registered: JOHN HANCOCK INSURANCE COMPANY OF VERMONT

  (1)    Wire Information                            Deutsche Bank Trust Company Americas
                                                     New York, NY
                                                     ABA No. 021001033
                                                     Account Number: 50270500
                                                     Account of: John Hancock Insurance Company of Vermont
                                                     On Order of: Cerner Corporation PPN 15678# AE 5
                                                     6.42% Senior Notes, Series B,
                                                     due December 30, 2012

         Wire Deadline                               12 NOON, BOSTON TIME

                                                     All payments on account of the Notes or other
                                                     obligations in accordance with the provisions thereof
                                                     shall be made by bank wire or transfer of immediately
                                                     available funds for credit by 12 noon, Boston time.

  (2)    All notices shall be sent via fax AND mail according to the instructions below:

         o  Scheduled Payments                       John Hancock Insurance Company of Vermont
         o  Unscheduled Prepayments                  c/o John Hancock Life Insurance Company
         o  Notice of Maturity                       200 Clarendon St.
                                                     Boston, MA 02117
                                                     Attn:  Investment Accounting Division, B-3
                                                     Fax:  (617) 572-0628



                                   Schedule A

                                                     AND

                                                     John Hancock Life Insurance Company
                                                     200 Clarendon St.
                                                     Boston, MA 02117
                                                     Attn: H. Paganis/K. Boyce, T-57
                                                     Fax: (617) 572-5495

         Include:

         (a) full name, interest rate and maturity date of the Notes or other obligations

         (b) allocation of payment between principal and interest and any special payment

         (c) name and address of Bank (or Trustee) from which the wire transfer was sent

         o  Financial Statements                     John Hancock Insurance Company of Vermont
         o  Certificates of Compliance               c/o John Hancock Life Insurance Company
               with financial covenants              200 Clarendon St.
                                                     Boston, MA 02117
                                                     Attn:  Bond and Corporate Finance Group, T-57
                                                     Fax:  (617) 572-1605

         o  Change in Issuer's name,                 John Hancock Insurance Company of Vermont
               address or principal place            c/o John Hancock Life Insurance Company
               of business                           200 Clarendon St.
         o  Change in location of collateral         Boston, MA 02117
         o  Copy of legal opinions                   Attn:  Investment Law Division, T-30
                                                     Fax: (617) 572-9269

  (3)    Delivery of Securities                      All securities are to be sent for receipt the day after
                                                     the closing to:

                                                     John Hancock Insurance Company of Vermont
                                                     c/o John Hancock Life Insurance Company
                                                     200 Clarendon St., T-30
                                                     Boston, MA 02117
                                                     Attn:  Alan Seghezzi



Tax I.D.#:  03-0367897



                                   Schedule A

                                                                      SCHEDULE A


                       INFORMATION RELATING TO PURCHASERS

                                                                        Principal Amount of Notes to be Purchased
                                                                        -----------------------------------------
Name of Purchaser                                                            Series A                  Series B
-----------------                                                            --------                  --------
SIGNATURE 5 L.P.                                                                                     $2,500,000

Name in which Notes are to be registered:  HARE & CO.

  (1)    Wire Information                            HARE & CO.
                                                     c/o The Bank of New York
                                                     ABA No. 021000018
                                                     BNF: IOC566
                                                     FFC: Account No. 77634
                                                     On Order of: Cerner Corporation PPN 15678# AE 5
                                                     6.42% Senior Notes, Series B,
                                                     due December 30, 2012

         Wire Deadline                               12 NOON, BOSTON TIME

                                                     All payments on account of the Notes or other
                                                     obligations in accordance with the provisions thereof
                                                     shall be made by bank wire or transfer of immediately
                                                     available funds for credit by 12 noon, Boston time.

  (2)    All notices shall be sent via fax AND mail according to the instructions below:

         o  Scheduled Payments                       Investors Bank & Trust Company
         o  Unscheduled Prepayments                  200 Clarendon St.
                                                     Boston, MA 02116
         o  Notice of Maturity                       Attn:  Jackie Argenzio
                                                     Fax:  (617) 927-8302




                                   Schedule A

                                                     AND

                                                     HARE & CO.
                                                     c/o The Bank of New York
                                                     P.O. Box 19266
                                                     Newark, NJ 07195

         Include:

         (a) full name, interest rate and maturity date of the Notes or other obligations

         (b) allocation of payment between principal and interest and any special payment

         (c) name and address of Bank (or Trustee) from which the wire transfer was sent

         o  Financial Statements                     John Hancock Life Insurance Company
         o  Certificates of Compliance               200 Clarendon St.
               with financial covenants              Boston, MA 02117
                                                     Attn:  Bond and Corporate Finance Group, T-57
                                                     Fax:  (617) 572-1605

         o  Change in Issuer's name,                 John Hancock Life Insurance Company
               address or principal place            200 Clarendon St.
               of business                           Boston, MA 02117
         o  Change in location of collateral         Attn:  Investment Law Division, T-30
         o  Copy of legal opinions                   SFax: (617) 572-9269

   (3)   Delivery of Securities                      All securities are to be sent for receipt the day after
                                                     the closing to:

                                                     Bank of New York
                                                     One Wall Street, Window A
                                                     New York, NY 10286
                                                     A/C Name: Investors Bank & Trust Company
                                                     Reference: 017001/Signature 5 L.P. 77634



                                   Schedule A

                                                                      SCHEDULE A


                       INFORMATION RELATING TO PURCHASERS


                                                                        Principal Amount of Notes to be Purchased
                                                                        -----------------------------------------
Name of Purchaser                                                       Series A                       Series B
-----------------                                                       --------                       --------
SUNAMERICA LIFE INSURANCE COMPANY                                        $21,000,000

Name in which Notes are to be registered:  OKGBD & CO.

(1) All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

                  ABA # 021-001-033
                  Bankers Trust Company
                  New York, N.Y.
                  Re: SunAmerica Life Insurance Company
                  A/C: 99-911-145
                  FFC: A/C 099530
                  OBI=PPN # and Prin: $                Int: $
                                       ------------

(2)      Payment notices to:

                  Deutsche Bank
                  Attn:  James Germain
                  648 Grassmere Business Park, MS 7204
                  Nashville, TN 37211
                  Telephone:  (615) 835-2465
                  Fax: (615) 835-2493

(3) Duplicate payment notices and all other correspondences (including financial reports) to:

                  AIG Global Investment Corporation
                  175 Water Street - 24th Floor
                  Attn: Debt Private Placements
                  New York, NY  10038
                  Tel: 212-458-2068
                  Fax: 212-458-2233

with copy to:     AIG Global Investments Corporation
                  Legal Department - Investment Management
                  2929 Allen Parkway, Suite A36-01
                  Houston, TX  77019-2155
                  Fax: (713) 831-2328



                                   Schedule A

(4)      PHYSICAL DELIVERY INSTRUCTIONS:

                  Bankers Trust Company
                  Attn: Lorraine Squires
                  Phone: (212) 618-2200
                  14 Wall Street
                  4th Floor, Window 43
                  New York, NY 10005
                  Reference: SunAmerica Life Insurance Company
                  Account # 099530

(5)      Depository Trust Company (DTC) Instructions:

                  DTC Participant # 0903
                  Agent Bank ID # 20903
                  Institution ID # 26540
                  Ref:  SunAmerica Life Insurance Company
                  Account # 099530
                  Euroclear # 22650

Tax I.D.#:  13-3020293 (for OKGBD & Co.)
Tax I.D.#:  52-0502540 (for SunAmerica Life Insurance Company)


                                   Schedule A

                                                                      SCHEDULE A


                       INFORMATION RELATING TO PURCHASERS

                                                                        Principal Amount of Notes to be Purchased
                                                                        -----------------------------------------
Name of Purchaser                                                            Series A               Series B
-----------------                                                            --------               --------
WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY                                                         $6,000,000

Name in which Notes are to be registered: WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY

(1)      All payments by wire transfer of immediately available funds to:

                  U.S. Bank
                  ABA No. 104000029
                  1700 Farnam Street
                  Omaha, NE 68102
                  For the Account of WOW
                  Account No. 1-487-477-7-0730

                  with sufficient information to identify the source and application of such funds, including name of issuer, PPN #, interest rate and maturity date and whether payment is of principal, premium, or interest

(2) All notices of payments and written confirmations of such wire transfers:

                  Woodmen of the World Life Insurance Society
                  Attn: Securities Department
                  1700 Farnam Street
                  Omaha, NE 68102

(3)      Original Notes delivered to:

                  Woodmen of the World Life Insurance Society
                  Attn: Securities Department
                  1700 Farnam Street
                  Omaha, NE 68102



                                   Schedule A

(4)      All other communications:

                  Woodmen of the World Life Insurance Society
                  Attn: Securities Department
                  1700 Farnam Street
                  Omaha, NE 68102

Tax I.D.#:  47-0339250



                                   Schedule A

                                                                     SCHEDULE A


                       INFORMATION RELATING TO PURCHASERS


                                                                        Principal Amount of Notes to be Purchased
                                                                        -----------------------------------------
Name of Purchaser                                                            Series A                  Series B
-----------------                                                            --------                  --------
BENEFICIAL LIFE INSURANCE COMPANY                                                                     $3,000,000


Name in which Notes are to be registered:  TFINN

(1)      Payment on account of Note

         Method                                      Federal Funds Wire Transfer

         Account Information                         JPMorgan Chase
                                                     ABA # 021000021
                                                     A/C # 544755102
                                                     FFC:  Zions First National Bank G70990

(2)      Address/ Fax # for notices                  Beneficial Life Insurance Co.
         related to payments                         36 South State
                                                     Salt Lake City, UT  84136
                                                     Attn:  Doug Hancock
                                                     Fax: (801) 531-3314

(3)      Address/ Fax # for all other                Beneficial Life Insurance Co.
         notices                                     36 South State
                                                     Salt Lake City, UT  84136
                                                     Attn:  Sterling Russell

(4)      Instructions re:  Delivery of               Deseret Trust Co.
         Notes                                       10 East South Temple
                                                     Salt Lake City, UT  84133
                                                     Attn:  Annette Rohovit (801-363-2991 x3016)



Tax I.D.#:  87-0115120


                                   Schedule A

                                                                      SCHEDULE B


                                  DEFINED TERMS

               As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

               "AFFILIATE" means, at any time, and with respect to any Person,
(a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or (c) any Person of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

               "ANTI-TERRORISM ORDER" means United States of America Executive Order No. 13,224 of September 23, 2001, Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism, 66 Fed. Reg. 49,049 (2001).

               "BUSINESS DAY" means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City or Chicago, Illinois are required or authorized to be closed.

               "CAPITAL LEASE" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

               "CHANGE OF CONTROL" means:

                  (a) the acquisition, through purchase or otherwise (including the agreement to act in concert), by any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) who is or becomes a "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act) of shares of Voting Stock of the Company representing more than 50% of the combined voting power of the Voting Stock of the Company; or

                  (b) individuals constituting a majority of the board of directors of the Company immediately prior to (i) the entering into by the Company of any agreement


                                   Schedule B
         providing or contemplating an acquisition described in paragraph (a), or (ii) the commencement of a tender offer with the purpose of completing an acquisition described in clause (a), or (iii) the commencement of an election contest, cease to constitute such a majority.

               "CLOSING" is defined in Section 3.

               "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

               "COMPANY" means Cerner Corporation, a Delaware corporation.

               "CONFIDENTIAL INFORMATION" is defined in Section 20.

               "CONSOLIDATED INCOME AVAILABLE FOR FIXED CHARGES" means, for any period, the sum of (i) Consolidated Net Income for such period, plus (to the extent deducted in determining Consolidated Net Income), (ii) all provisions for any Federal, state, or other income taxes made by the Company and its Restricted Subsidiaries during such period plus (iii) Fixed Charges.

               "CONSOLIDATED INDEBTEDNESS" means, as of any date, Indebtedness of the Company and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, less the amount of any contingent reimbursement obligations under surety bonds.

               "CONSOLIDATED NET INCOME" means, for any period, the consolidated net income (or deficit) of the Company and its Restricted Subsidiaries after deducting, without duplication, all operating expenses, provisions for all taxes and reserves (including reserves for deferred income taxes) and all other proper deductions, all determined in accordance with GAAP and after deducting portions of income properly attributable to outstanding minority interests, if any, in Restricted Subsidiaries; provided, however, that there shall be excluded (i) any income (or deficit) of any Person accrued prior to the date it becomes a Restricted Subsidiary or merges into or consolidates with the Company or a Restricted Subsidiary; (ii) the income (or deficit) of any Person (other than a Restricted Subsidiary) in which the Company or any Restricted Subsidiary has any ownership interest (except that any such income actually received by the Company or such Restricted Subsidiary in the form of cash dividends shall be included without limitation); (iii) any gains or losses, or other income, properly classified as extraordinary in accordance with GAAP; (iv) any gains or losses, or other income, characterized as non-recurring in the financial statements delivered pursuant to Section 7.1; (v) any gain or loss resulting from the sale of fixed or capital assets other than in the ordinary course of business; (vi) any portion of the net income of a Restricted Subsidiary which for any reason cannot be distributed as a cash dividend; (vii) any gain or loss resulting from the sale or other disposition of any Investment; (viii) other than depreciation or amortization, any expense or income attributable to goodwill write-offs and any non-cash charge relating to the issuance of stock, restricted stock, phantom stock, stock options or stock appreciation rights; (ix) proceeds of any life insurance policy; (x) any gain or loss resulting from the acquisition of any securities of the Company or any Restricted Subsidiary;

                                   Schedule B
and (xi) any reversal of any reserve, except to the extent that provision for such reserve shall have been made from income arising during the fiscal period in which such reversal occurs.

               "CONSOLIDATED NET WORTH" means, as of any date, the consolidated stockholders' equity of the Company and its Restricted Subsidiaries as of such date determined in accordance with GAAP.

               "CONSOLIDATED TANGIBLE NET WORTH" means Consolidated Net Worth, less the sum of all goodwill, trade names, trademarks, patents, organization expense, unamortized debt discount and expense and other similar intangibles properly classified as such in accordance with generally accepted accounting principles, which are incurred or booked subsequent to September 28, 2002, provided that there shall not be so excluded software development costs which are capitalized by the Company in accordance with GAAP on a basis consistent with that described in the Company's most recent audited financial statements listed on Schedule 5.5.

               "CONSOLIDATED TOTAL ASSETS" means, as of any date, the consolidated total assets of the Company and its Restricted Subsidiaries determined in accordance with GAAP less the sum of all goodwill, trade names, trademarks, patents, organization expense, unamortized debt discount and expense and other similar intangibles properly classified as such in accordance with GAAP, that are incurred or booked subsequent to September 28, 2002, provided that there shall not be so excluded software development costs that are capitalized by the Company in accordance with GAAP on a basis consistent with that described in the Company's most recent audited financial statements listed on Schedule 5.5.

               "CONSOLIDATED TOTAL CAPITALIZATION" means, as of any date, sum of Consolidated Tangible Net Worth and Consolidated Indebtedness.

               "CONTROL EVENT" means any event that may reasonably be expected to result in a Change of Control.

               "CREDIT AGREEMENT" means the Credit Agreement dated as of May 31, 2002 among the Company, U.S. Bank National Association, as administrative agent and lead arranger, LaSalle Bank National Association, as documentation agent, and each other lender who becomes a party thereto (as amended by that certain First Amendment to Credit Agreement dated as of July 22, 2002), as such agreement may be hereafter amended, restated, supplemented, refinanced, increased or reduced from time to time.

               "DEFAULT" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

               "DEFAULT RATE" means that rate of interest that is the greater of
(i) 2.0% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2.0% over the rate of interest publicly announced by Bank One, N.A. in Chicago, Illinois as its "base" or "prime" rate.

                                   Schedule B

               "DISPOSITION" is defined in Section 10.7.

               "ENVIRONMENTAL LAWS" means any and all Federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

               "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

               "EVENT OF DEFAULT" is defined in Section 11.

               "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

               "FIXED CHARGES" means, for any period, the sum of (i) interest expense (including the interest component of Rentals under Capital Leases), amortization of debt discount and expense on Indebtedness of the Company and its Restricted Subsidiaries during such period and (ii) Rentals under all leases other than Capital Leases of the Company and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP.

               "FOREIGN SUBSIDIARY" means any Subsidiary that is not organized under the laws of any state of the United States of America or that has any permanent place of business outside the United States of America, and shall include Cerner Corporation PTY Limited, a corporation organized under the laws of Australia, Cerner FSC, Inc., a corporation organized under the laws of Barbados, Cerner Limited, a corporation organized under the laws of the United Kingdom, Cerner Deutschland GmbH, a corporation organized under the laws of Germany, Cerner Singapore Limited, a Delaware corporation, Cerner Canada Limited, a Delaware corporation, and Cerner (Malaysia) SDN BHD, a corporation organized under the laws of Malaysia, Cerner Belgium, Inc., a Delaware corporation, and Image Devices GmbH, a corporation organized under the laws of Germany.

               "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

               "GOVERNMENTAL AUTHORITY" means

               (a) the government of

                                   Schedule B

                           (i) the United States of America or any State or
                  other political subdivision thereof, or

                           (ii) any jurisdiction in which the Company or any
                  Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

                  (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

               "GUARANTY" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such
Person:

                  (a) to purchase such Indebtedness or obligation or any property constituting security therefor;

                  (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or (iii) otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation;

                  (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of any other Person to make payment of the Indebtedness or obligation; or

                  (d) otherwise to assure the owner of such Indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the Indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

               "HAZARDOUS MATERIAL" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polycholorinated biphenyls).

                                   Schedule B

               "HOLDER" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

               "INDEBTEDNESS" with respect to any Person means, at any time, without duplication,

                  (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

                  (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                  (c) all liabilities appearing on its balance sheet as indebtedness in accordance with GAAP in respect of Capital Leases;

                  (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

                  (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

                  (f) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (e).

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (f) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

               "INHAM EXEMPTION" is defined in Section 6.2(e).

               "INSTITUTIONAL INVESTOR" means (a) any original purchaser of a Note and any Affiliates thereof, and (b) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

               "INVESTMENTS" means all investments made, in cash or by delivery of property, directly or indirectly, in any Person, whether by acquisition of shares of capital stock, indebtedness or other obligations or securities or by loan, Guaranty, advance, capital contribution or otherwise.

                                   Schedule B

               "LIEN" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including, in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

               "MAKE-WHOLE AMOUNT" is defined in Section 8.7.

               "MATERIAL" means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole.

               "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or
(c) the ability of any Subsidiary Guarantor to perform its obligations under the Subsidiary Guaranty, or (d) the validity or enforceability of this Agreement, the Notes or the Subsidiary Guaranty.

               "MEMORANDUM" is defined in Section 5.3.

               "MULTIEMPLOYER PLAN" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

               "NAIC ANNUAL STATEMENT" is defined in Section 6.2(a).

               "NOTES" is defined in Section 1.

               "OFFICER'S CERTIFICATE" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

               "OTHER PURCHASERS" is defined in Section 2.

               "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

               "PERSON" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

               "PLAN" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by

                                   Schedule B
the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

               "PRIORITY DEBT" means, as of any date, the sum, without duplication, of:

                  (a) outstanding Indebtedness of the Company and its Restricted Subsidiaries secured by Liens not otherwise permitted by Sections 10.4(a) through (g) and 10.4(i) on such date;

                  (b) other outstanding Indebtedness of Restricted Subsidiaries, other than:

                           (i) Indebtedness of a Restricted Subsidiary to the
                  Company or a Wholly Owned Restricted Subsidiary; and

                           (ii) any Guaranty by a Subsidiary Guarantor of
                  Indebtedness owed under the Credit Agreement, the Notes, the Company's 7.14% Series A Senior Notes due April 15, 2006, or the Company's 7.66% Series B Senior Notes due April 15, 2009; and

                  (c) outstanding preferred stock of Restricted Subsidiaries (other than preferred stock held by the Company or a Wholly Owned Restricted Subsidiary).

               "PROPERTY" or "PROPERTIES" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

               "PTE" is defined in Section 6.2(a).

               "QPAM EXEMPTION" is defined in Section 6.2(d).

               "RENTALS" means, as of the date of any determination, all fixed payments (including all payments that the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by the Company or a Restricted Subsidiary, as lessee or sublessee under a lease of real or personal property, but exclusive of any amounts required to be paid by the Company or a Restricted Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes, assessments, amortization and similar charges. Fixed rents under any so-called "percentage leases" shall be computed on the basis of the minimum rents, if any, required to be paid by the lessee, regardless of sales volume or gross revenues.

               "REQUIRED HOLDERS" means, at any time, the holders of at least 66-2/3% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

                                   Schedule B

               "RESPONSIBLE OFFICER" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

               "RESTRICTED INVESTMENT" means any Investment by the Company or a Restricted Subsidiary other than the following:

                  (a) Investments in real property to be used or consumed in the ordinary course of business;

                  (b) Investments in obligations issued or fully guaranteed by the U.S. government maturing within one year from date of acquisition;

                  (c) Investments in certificates of deposit rated not less than A by Standard & Poor's Corporation or the equivalent by Moody's Investors Service, Inc. of banks having capital surplus of at least $250 million and maturing within one year from date of acquisition;

                  (d) Investments in commercial paper rated not less than A1 or A2 by Standard & Poor's Corporation or P1 or P2 by Moody's Investors Service, Inc. and maturing within 270 days from the date of creation;

                  (e) Investments in tax-exempt mutual funds which are restricted to investing in tax-exempt securities rated not less than A by Standard & Poor's Corporation or its equivalent by Moody's Investors Service, Inc.;

                  (f) Investments in Restricted Subsidiaries; provided that such Restricted Subsidiary is a Wholly Owned Restricted Subsidiary, is a Guarantor, is organized under the laws of a state of the United States of America or the District of Columbia, has no Indebtedness and will have no Indebtedness while any Notes are outstanding under this Agreement, other than (i) Indebtedness owed to the Company or a Wholly Owned Restricted Subsidiary that is a Guarantor and (ii) Indebtedness described in subpart (b)(ii) of the definition of "Priority Debt";

                  (g) Investments in auction rate certificates, money market accounts and other variable rate instruments rated A or better by Standard & Poor's Corporation or A2 or better by Moody's Investors Services, Inc.;

                  (h) Investments, as of the Closing date, by the Company and its Restricted Subsidiaries listed on Schedule B-1;

                  (i) Investments in foreign government debt rated A- or better by Standard & Poor's Corporation or A3 or better by Moody's Investors Services, Inc.;

                                   Schedule B

                  (j) Investments in 49-day dividend instruments rated A- or better by Standard & Poor's Corporation or A3 or better by Moody's Investors Services, Inc.;

                  (k) Investments in Missouri industrial training bonds rated BBB or better by Standard & Poor's or Baa2 or better by Moody's Investors Services, Inc.; and

                  (l) Other investments not aggregating greater than 5% of Consolidated Tangible Net Worth.

               "RESTRICTED SUBSIDIARY" means (i) any Subsidiary that is designated in Schedule 5.4 as a Restricted Subsidiary, (ii) any other Subsidiary that is organized under the laws of the United States or any State thereof, that conducts substantially all of its business and has substantially all of its assets within the United States, and 100% of the Voting Stock of which is owned by the Company and/or one or more Wholly Owned Restricted Subsidiaries, and
(iii) any other Subsidiary designated by the board of directors of the Company as a Restricted Subsidiary after not less than 10 days prior notice to holders of the Notes, provided that, at the time of and after giving effect to such designation, (A) no Default or Event of Default shall have occurred and (B) the Company, on a pro forma basis, would be in compliance with Sections 10.1 and 10.3.

               "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

               "SENIOR FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or controller of the Company.

               "SENIOR INDEBTEDNESS" means any Indebtedness of the Company and its Restricted Subsidiaries other than Indebtedness that by its terms is expressly subordinate in right of payment to the payment of the Notes.

               "SERIES A NOTES" is defined in Section 1.

               "SERIES B NOTES" is defined in Section 1.

               "SOURCE" is defined in Section 6.2.

               "SUBSIDIARY" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership, limited liability company or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries (unless such partnership, limited liability company or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries).

                                   Schedule B

Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

               "SUBSIDIARY GUARANTOR" is defined in Section 1 and includes Cerner Properties, Inc., Cerner International, Inc., Cerner Citation, Inc., Cerner Investment Corp., Cerner Campus Redevelopment Corporation, Cerner Radiology Information Systems, Inc., Cerner DHT, Inc., Zynx Health Incorporated, Cerner Multum, Inc., Cerner Health Connections, Inc. and Cerner Health Facts, Inc.

               "SUBSIDIARY GUARANTY" is defined in Section 1.

               "THIS AGREEMENT" OR "THE AGREEMENT" is defined in Section 17.3.

               "UNRESTRICTED SUBSIDIARY" means any Subsidiary that is not, or has not been designated by the board of directors of the Company or in Schedule
5.4 as, a Restricted Subsidiary.

               "USA PATRIOT ACT" means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 of the United States of America.

               "VOTING STOCK" shall mean the capital stock of any class or classes of a corporation having power under ordinary circumstances to vote for the election of members of the board of directors of such corporation, or person performing similar functions (irrespective of whether or not at the time stock of any of the class or classes shall have or might have special voting power or rights by reason of the happening of any contingency).

               "WHOLLY OWNED SUBSIDIARY" or "WHOLLY OWNED RESTRICTED SUBSIDIARY" mean, at any time, any Subsidiary, or Restricted Subsidiary, as the case may be, 100% of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly Owned Subsidiaries or Wholly Owned Restricted Subsidiaries, as the case may be, at such time.

                                   Schedule B

                                                                    EXHIBIT 1(a)


                                 [FORM OF NOTE]


                               CERNER CORPORATION

                           5.57% SENIOR NOTE, SERIES A
                              DUE DECEMBER 30, 2008

No. AR-[_____]                                                           [Date]
$[_______]                                                     PPN: 15678# AD 7


               FOR VALUE RECEIVED, the undersigned, CERNER CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, promises to pay to [ ], or registered assigns, the principal sum of [ ] DOLLARS on December 30, 2008 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.57% per annum from the date hereof, payable semiannually, on the June 30 and December 30 in each year, commencing with the June 30 or December 30 next succeeding the date hereof [(except that no interest payment shall be made on December 30, 2002)] until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 7.57% or (ii) 2.0% over the rate of interest publicly announced by Bank One, N.A. from time to time in Chicago, Illinois as its "base" or "prime" rate.

               Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank One, N.A. in Chicago or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

               This Note is one of the Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of December 15, 2002 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Section 6.2 of the Note Purchase Agreement.


                                  Exhibit 1(a)

               This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

               The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

               If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

               Payment of the principal of, and interest and Make-Whole Amount, if any, on this Note, and all other amounts due under the Note Purchase Agreement, is guaranteed pursuant to the terms of a Subsidiary Guaranty dated as of December 15, 2002 of certain Subsidiaries of the Company.

               This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                        CERNER CORPORATION


                                        By:
                                             ----------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                       2

                                  Exhibit 1(a)

                                                                    EXHIBIT 1(b)


                                 [FORM OF NOTE]


                               CERNER CORPORATION

                           6.42% SENIOR NOTE, SERIES B
                              DUE DECEMBER 30, 2012

No. BR-[_____]                                                           [Date]
$[_______]                                                    PPN:  15678# AE 5

               FOR VALUE RECEIVED, the undersigned, CERNER CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, promises to pay to [ ], or registered assigns, the principal sum of [ ] DOLLARS on December 30, 2012 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.42% per annum from the date hereof, payable semiannually, on the June 30 and December 30 in each year, commencing with the June 30 or December 30 next succeeding the date hereof [(except that no interest payment shall be made on December 30, 2002)] until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 8.42% or (ii) 2.0% over the rate of interest publicly announced by Bank One, N.A. from time to time in Chicago, Illinois as its "base" or "prime" rate.

               Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank One, N.A. in Chicago or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

               This Note is one of the Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of December 15, 2002 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Section 6.2 of the Note Purchase Agreement.


                                  Exhibit 1(b)

               This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

                  If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

                  Payment of the principal of, and interest and Make-Whole Amount, if any, on this Note, and all other amounts due under the Note Purchase Agreement, is guaranteed pursuant to the terms of a Subsidiary Guaranty dated as of December 15, 2002 of certain Subsidiaries of the Company.

                  This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                        CERNER CORPORATION


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                       2

                                  Exhibit 1(b)

                                                                    EXHIBIT 1(c)

                               SUBSIDIARY GUARANTY

               THIS SUBSIDIARY GUARANTY (this "Guaranty") dated as of December 15, 2002 is made by Cerner Properties, Inc., Cerner International, Inc., Cerner Multum, Inc., Cerner Health Connections, Inc., Cerner Citation, Inc., Cerner Investment Corp., Cerner Campus Redevelopment Corporation, Cerner Radiology Information Systems, Inc., Cerner DHT, Inc., Zynx Health Incorporated and Cerner Health Facts, Inc. (each individually a "Guarantor" and collectively the "Guarantors"), in favor of the holders from time to time of the Notes hereinafter referred to, including each purchaser listed on Schedule A to the Note Agreement hereinafter referred to, and their respective successors and assigns (collectively, the "Holders" and each individually, a "Holder").

                                   WITNESSETH:

               WHEREAS, Cerner Corporation, a Delaware corporation (the "Company"), and the Purchasers listed on Schedule A thereto entered into a Note Purchase Agreement dated as of December 15, 2002 (as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms and in effect, the "Note Agreement");

               WHEREAS, the Company owns, directly or indirectly, all of the issued and outstanding capital stock of the Guarantors and, by virtue of such ownership and otherwise, the Guarantors will derive substantial benefits as a result of the purchase of the Company's Notes (as defined in the Note Agreement) by the Purchasers;

               WHEREAS, it is a condition precedent to the obligation of the Purchasers to purchase the Company's Notes that the Guarantors shall have executed and delivered this Guaranty to the Holders; and

               WHEREAS, the Board of Directors of each Guarantor has determined that the execution, delivery, and performance of this Guaranty is necessary and convenient to the conduct, promotion and attainment of such Guarantor's business and each of the Guarantors desires to execute this Guaranty to satisfy the condition described in the preceding paragraph;

               NOW, THEREFORE, in consideration of the premises and other benefits to the Guarantors, and of the purchase of the Company's Notes by the Holders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors make this Guaranty as follows:

               SECTION 1. Definitions. Any capitalized terms not otherwise herein defined, when used herein in capitalized form, shall have the respective meanings attributed to them in the Note Agreement.



                                  Exhibit 1(c)

               SECTION 2. Guaranty. (a) The Guarantors, jointly and severally, hereby unconditionally and irrevocably guarantee to the Holders the due, prompt and complete payment by the Company of the principal of, Make-Whole Amount, if any, and interest on, and each other amount due under, the Notes and the Note Agreement, when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by declaration or otherwise) in accordance with the terms of the Notes and the Note Agreement (the Notes and the Note Agreement being collectively hereinafter referred to as the "Note Documents", and the amounts payable by the Company under any of the Note Documents, and all other obligations of the Company thereunder (including any attorneys' fees and expenses), being sometimes collectively hereinafter referred to as the "Obligations"). This guaranty is a guaranty of payment, performance and compliance and not just of collectibility and is in no way conditioned or contingent upon any attempt to collect from or enforce performance or compliance by the Company or upon any other event, contingency or circumstance whatsoever. If for any reason whatsoever the Company shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable or to perform or comply with any such obligation, covenant, term, condition or undertaking, whether or not such failure or inability shall constitute a "Default" or an "Event of Default" under any Note Document, the Guarantors, without demand, presentment, protest or notice of any kind, will forthwith pay or cause to be paid such amounts to the Holders under the terms of such Note Document, in lawful money of the United States, at the place specified in the Note Agreement, or perform or comply with the same or cause the same to be performed or complied with, together with interest (to the extent provided for under such Note Document) on any amount due and owing from the Company. The Guarantors, jointly and severally, promptly after demand, will pay to the Holders the reasonable costs and expenses of collecting such amounts or otherwise enforcing this Guaranty, including, without limitation, the reasonable fees and expenses of counsel. Notwithstanding the foregoing, the right of recovery against each of the Guarantors under this Guaranty is limited to the extent it is judicially determined with respect to such Guarantor that entering into this Guaranty would violate section 548 of the United States Bankruptcy Code or any comparable provisions of any state law, in which case such Guarantor shall be liable under this Guaranty only for amounts aggregating up to the largest amount that would not render such Guarantor's obligations hereunder subject to avoidance under section 548 of the United States Bankruptcy Code or any comparable provisions of any state law.

               (b) Each Guarantor hereby agrees that to the extent a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 6 hereof. The provisions of this paragraph (b) shall in no respect limit the obligations and liabilities of any Guarantor to the Holders, and each Guarantor shall remain liable to the Holders for the full amount guaranteed by such Guarantor hereunder.

               SECTION 3. Guarantor's Obligations Absolute and Unconditional. The obligations of each Guarantor under this Guaranty shall be primary, absolute and unconditional

                                  Exhibit 1(c)
obligations of such Guarantor, shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense based upon any claim such Guarantor or any other Person may have against the Company or any other Person, and to the full extent permitted by applicable law shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not any Guarantor or the Company shall have any knowledge or notice thereof), including, without limitation:

                  (a) any termination, amendment or modification of or deletion from or addition or supplement to or other change in any of the Note Documents or any other instrument or agreement applicable to any of the parties to any of the Note Documents;

                  (b) any furnishing or acceptance of any security, or any release of any security, for the Obligations, or the failure of any security or the failure of any Person to perfect any interest in any collateral;

                  (c) any failure, omission or delay on the part of the Company to conform or comply with any term of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above, including, without limitation, failure to give notice to any Guarantor of the occurrence of a "Default" or an "Event of Default" under any Note Document;

                  (d) any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in any Note Document, or any other waiver, consent, extension, indulgence, compromise, settlement, release or other action or inaction under or in respect of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above or any obligation or liability of the Company, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement or any such obligation or liability;

                  (e) any failure, omission or delay on the part of any Holder to enforce, assert or exercise any right, power or remedy conferred on such Holder in this Guaranty, or any such failure, omission or delay on the part of such Holder in connection with any Note Document, or any other action on the part of such Holder;

                  (f) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, conservatorship, custodianship, liquidation, marshalling of assets and liabilities or similar proceedings with respect to the Company, any Guarantor or to any other Person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

                                  Exhibit 1(c)

                  (g) any limitation on the liability or obligations of the Company or any other Person under any of the Note Documents, or any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the Note Documents or any other agreement or instrument referred to in paragraph
         (a) above or any term hereof;

                  (h) any merger or consolidation of the Company or any Guarantor into or with any other corporation, or any sale, lease or transfer of any of the assets of the Company or any Guarantor to any other Person;

                  (i) any change in the ownership of any shares of capital stock of the Company or any change in the corporate relationship between the Company and any Guarantor, or any termination of such relationship;

                  (j) any release or discharge, by operation of law, of any Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty;

                  (k) any lack of corporate power of the Company or any other Person at any time liable for part or all of the Obligations;

                  (l) the existence of any claim, defense, set-off, or other rights which the Company or any Guarantor may have at any time against any Holder, the Company or any Guarantor, or any other Person, whether in connection with this Guaranty, the Note Documents, the transactions contemplated thereby, or any other transaction;

                  (m) any failure of a Holder to notify any Guarantor of any renewal, extension, or assignment of the Obligations or any part thereof, or the release of any security, or if any action taken or refrained from being taken by a Holder, it being understood that a Holder shall not be required to give any Guarantor any notice of any kind under any circumstance whatsoever with respect to or in connection with the Obligations; or

                  (n) any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against any Guarantor.

               SECTION 4. Full Recourse Obligations. The obligations of each of the Guarantors set forth herein constitute the full recourse obligations of such Guarantor enforceable against it to the full extent of all its assets and properties.

               SECTION 5. Waiver. Each of the Guarantors unconditionally waives, to the extent permitted by applicable law, (a) notice of any of the matters referred to in Section 3,

                                  Exhibit 1(c)

(b) notice to the Guarantor of the incurrence of any of the Obligations, notice to the Guarantor or the Company of any breach or default by the Company with respect to any of the Obligations or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of the Holders against the Guarantor, (c) presentment to or demand of payment from the Company or the Guarantor with respect to any amount due under any Note Document or protest for nonpayment or dishonor, (d) any right to the enforcement, assertion or exercise by any Holder of any right, power, privilege or remedy conferred in the Note Agreement or any other Note Document or otherwise, (e) any requirement of diligence on the part of any Holder, (f) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any Note Document,
(g) any notice of any sale, transfer or other disposition by a Holder of any right, title to or interest in the Note Agreement or in any other Note Document,
(h) any right to assert against any Holder as a counterclaim, set-off or cross-claim, any counterclaim, set-off or claim which it may now or hereafter have against the Company or other Person liable on the Obligations, and (i) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against the Guarantor.

               SECTION 6. No Subrogation, Contribution, Reimbursement or Indemnity. Notwithstanding anything to the contrary in this Guaranty and the other Note Documents, each of the Guarantors hereby irrevocably waives any and all claims or other rights which may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the United States Bankruptcy Code, as amended, including Section 509 thereof, under common law or otherwise) of any Holder against the Company or against any collateral security or guaranty or right of offset held by the Holders for the payment of the Obligations until indefeasible payment in full of the Obligations. Each of the Guarantors hereby further irrevocably waives all contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Company which may have arisen in connection with this Guaranty, whether or not such remedy or right arises in equity, or under contract, statute or common law until indefeasible payment in full of the Obligations. So long as the Obligations remain, if any amount shall be paid by or on behalf of the Company to any of the Guarantors on account of any of the rights waived in this paragraph, such amount shall be held by the Guarantor in trust for the benefit of the Holders, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Holders (duly indorsed by such Guarantor to the Holders, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Holders may determine. The provisions of this paragraph shall survive the term of this Guaranty and the payment in full of the Obligations. Each Guarantor acknowledges that it will receive direct and indirect benefits from the sale of the Notes by the Company and that the waiver set forth in this Section 6 is knowingly made in contemplation of such benefits.

               SECTION 7. Effect of Bankruptcy Proceedings, etc. This Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the sums due to any Holder pursuant to the terms of the Note Agreement or any other Note Document is rescinded or must otherwise be restored or

                                  Exhibit 1(c)
returned by such Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other Person, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or other Person or any substantial part of its property, or otherwise, all as though such payment had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing, and such acceleration shall at such time be prevented by reason of the pendency against the Company or any other Person of a case or proceeding under a bankruptcy or insolvency law, each of the Guarantors agrees that, for purposes of this Guaranty and its obligations hereunder, the maturity of the principal amount of the Notes and all other Obligations shall be deemed to have been accelerated with the same effect as if a Holder had accelerated the same in accordance with the terms of the Note Agreement or other applicable Note Document, and the Guarantors shall forthwith pay such principal amount, Make-Whole Amount, if any, and interest thereon and any other amounts guaranteed hereunder without further notice or demand.

               SECTION 8. Term of Agreement. This Guaranty and all guaranties, covenants and agreements of the Guarantors contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Obligations shall be indefeasibly paid and performed in full and all of the agreements of the Guarantors hereunder shall be duly paid and performed in full.

               SECTION 9. Representations and Warranties. Each Guarantor represents and warrants to each Holder that:

                  (a) such Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

                  (b) such Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guaranty;

                  (c) this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (d) the execution, delivery and performance of this Guaranty will not violate any provision of any material requirement of law or material contractual obligation of such Guarantor and will not result in or require the creation or imposition of any Lien on

                                  Exhibit 1(c)
         any of the properties, revenues or assets of such Guarantor pursuant to the provisions of any material contractual obligation of such Guarantor or any requirement of law;

                  (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;

                  (f) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or any of its properties or revenues (i) with respect to this Guaranty or any of the transactions contemplated hereby or (ii) which could reasonably be expected to have a material adverse effect upon the business, operations or financial condition of such Guarantor and its Subsidiaries taken as a whole;

                  (g) the execution, delivery and performance of this Guaranty will not violate any provision of any order, judgment, writ, award or decree of any court, arbitrator or Governmental Authority, domestic or foreign, or of the charter or by-laws of such Guarantor or of any securities issued by such Guarantor; and

                  (h) such Guarantor (after giving due consideration to any rights of contribution) has received fair consideration and reasonably equivalent value for the incurrence of its obligations hereunder or as contemplated hereby and after giving effect to the transactions contemplated herein, (i) the fair value of the assets of such Guarantor exceeds its liabilities, (ii) such Guarantor is able to and expects to be able to pay its debts as they mature, and (iii) such Guarantor has capital sufficient to carry on its business as conducted and as proposed to be conducted.

               SECTION 10. Notices. All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent: (a) if to the Company or a Holder at the addresses set forth in the Note Agreement or (b) if to any of the Guarantors, at:

                       Cerner Corporation
                       2800 Rockcreek Parkway
                       Kansas City, Missouri 64117
                       Attention: Senior Financial Officer
                       With copy to:  Chief Legal Officer

or at such other address as the Guarantors shall from time to time designate in writing to the Holders. Notices under this Section 10 will be deemed given only when actually received.

                                  Exhibit 1(c)

               SECTION 11. Survival. All warranties, representations and covenants made by the Guarantors herein or in any certificate or other instrument delivered by it or on its behalf hereunder shall be considered to have been relied upon by the Holders and shall survive the execution and delivery of this Guaranty, regardless of any investigation made by any Holder. All statements in any such certificate or other instrument shall constitute warranties and representations by the Guarantors hereunder.

               SECTION 12. Miscellaneous. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each of the Guarantors hereby waives any provision of law that renders any provisions hereof prohibited or unenforceable in any respect. The terms of this Guaranty shall be binding upon, and inure to the benefit of, the Guarantors and the Holders and their respective successors and assigns. No term or provision of this Guaranty may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Guarantors and the Holders. The Section and paragraph headings in this Guaranty are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof, and all references herein to numbered Sections, unless otherwise indicated, are to Sections in this Guaranty.

               SECTION 13. Information. Each Guarantor acknowledges and agrees that it shall have the sole responsibility for obtaining from the Company such information concerning the Company's financial condition or business operations as such Guarantor may require, and that the Holders do not have any duty at any time to disclose to any Guarantor any information relating to the business operations or financial conditions of the Company.

               SECTION 14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS AND THE UNITED STATES OF AMERICA. WITHOUT EXCLUDING ANY OTHER JURISDICTION, EACH GUARANTOR AGREES THAT THE STATE AND FEDERAL COURTS OF ILLINOIS LOCATED IN CHICAGO, ILLINOIS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

               SECTION 15. WAIVER OF JURY TRIAL. EACH GUARANTOR AND EACH HOLDER HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO EACH HOLDER ENTERING INTO THE NOTE AGREEMENT.

                                  Exhibit 1(c)

               IN WITNESS WHEREOF, each of the Guarantors has caused this Guaranty to be duly executed as of the day and year first above written.


                                   CERNER PROPERTIES, INC.

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                   CERNER INTERNATIONAL, INC.

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                   CERNER MULTUM, INC.

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                   CERNER HEALTH CONNECTIONS, INC.

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                   CERNER HEALTH FACTS, INC.

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


                                   CERNER CITATION, INC.

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                  Exhibit 1(c)

                                   CERNER CAMPUS REDEVELOPMENT CORPORATION

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


                                   CERNER INVESTMENT CORP.

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


                                   CERNER RADIOLOGY INFORMATION SYSTEMS, INC.

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


                                   CERNER DHT, INC.

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


                                   ZYNX HEALTH INCORPORATED

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                  Exhibit 1(c)

                     FORM OF JOINDER TO SUBSIDIARY GUARANTY


          The undersigned (the "Guarantor"), joins in the Subsidiary Guaranty dated as of December 15, 2002 from the Guarantors named therein in favor of the Holders, as defined therein, and agrees to be bound by all of the terms thereof and represents and warrants to the Holders that:

                  (a) the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

                  (b) the Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guaranty;

                  (c) this Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (d) the execution, delivery and performance of this Guaranty will not violate any provision of any material requirement of law or material contractual obligation of the Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties, revenues or assets of the Guarantor pursuant to the provisions of any material contractual obligation of the Guarantor or any requirement of law;

                  (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;

                  (f) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or any of its properties or revenues (i) with respect to this Guaranty or any of the transactions contemplated hereby or (ii) which could reasonably be expected to have a material adverse effect upon the business, operations or financial condition of the Guarantor and its Subsidiaries taken as a whole;

                                  Exhibit 1(c)

                  (g) the execution, delivery and performance of this Guaranty will not violate any provision of any order, judgment, writ, award or decree of any court, arbitrator or Governmental Authority, domestic or foreign, or of the charter or by-laws of the Guarantor or of any securities issued by the Guarantor; and

                  (h) the Guarantor (after giving due consideration to any rights of contribution) has received fair consideration and reasonably equivalent value for the incurrence of its obligations hereunder or as contemplated hereby and after giving effect to the transactions contemplated herein, (i) the fair value of the assets of the Guarantor exceeds its liabilities, (ii) the Guarantor is able to and expects to be able to pay its debts as they mature, and (iii) the Guarantor has capital sufficient to carry on its business as conducted and as proposed to be conducted.

Capitalized terms used but not defined herein have the meanings ascribed thereto in the Subsidiary Guaranty.

          IN WITNESS WHEREOF, the undersigned has caused this Joinder to Subsidiary Guaranty to be duly executed as of __________, ____.


                                       [Name of Guarantor]

                                  Exhibit 1(c)

                                                                  EXHIBIT 4.4(a)


                           FORM OF OPINION OF COUNSEL
                  FOR THE COMPANY AND THE SUBSIDIARY GUARANTORS


         The opinion of Randy D. Sims, Chief Legal Officer for the Company, and Lynn R. Marasco, Senior Corporate Counsel for the Company, shall be to the effect that:

         1. Each of the Company and each Guarantor is a corporation duly organized and validly existing in good standing under the laws of its jurisdiction of incorporation, and each has all requisite corporate power and authority to carry on the business now being conducted by it, to own its property and, in the case of the Company, to enter into and perform the Agreement and to issue and sell the Notes and, in the case of the Guarantors, to enter into and perform the Subsidiary Guaranty.

         2. The Agreement, the Notes and the Subsidiary Guaranty have been duly authorized by proper corporate action on the part of the Company and each of the Guarantors to the extent a party thereto, have been duly executed and delivered by an authorized officer thereof, and constitute the legal, valid and binding agreements of the Company and each of the Guarantors to the extent a party thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

         3. The offering, sale and delivery of the Notes and the delivery of the Subsidiary Guaranty do not require the registration of the Notes under the Securities Act of 1933, as amended, nor the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

         4. No authorization, approval or consent of any governmental or regulatory body is necessary or required in connection with the execution and delivery by the Company of the Agreement, the execution and delivery by the Guarantors of the Subsidiary Guaranty, the offering, issuance and sale by the Company of the Notes or the issuance of the Subsidiary Guaranty by the Guarantors, and no designation, filing, declaration, registration and/or qualification with any governmental authority is required in connection with the offer, issuance and sale of the Notes by the Company or the issuance of the Subsidiary Guaranty by the Guarantors.

         5. The issuance and sale of the Notes by the Company and compliance with the terms and provisions of the Notes and the Agreement by the Company and compliance with the terms and provisions of the Subsidiary Guaranty by each of the Guarantors will not conflict with, or result in any breach or violation of any of the provisions of, or constitute a default under, or



                                 Exhibit 4.4(a)
result in the creation or imposition of any Lien upon the property of the Company or any Subsidiary pursuant to the provisions of (i) the Certificate of Incorporation (or other charter document) or By-Laws of the Company or any Subsidiary or any loan agreement under which the Company or any Subsidiary is bound, or other agreement or instrument known to such counsel under which the Company or any Subsidiary is a party or by which any of them or their property is bound or may be affected or (ii) any law (including usury laws) or regulation, order, writ, injunction or decree of any court or governmental authority applicable to the Company or any Subsidiary.

          6. There are no actions, suits or proceedings pending, or to such counsel's knowledge, threatened against, or affecting the Company or any Subsidiary, at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which are likely to result, either individually or in the aggregate, in a Material Adverse Effect.

          7. Neither the Company nor any Subsidiary is: (i) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) a "public utility" as defined in the Federal Power Act, as amended, or
(iii) an "investment company" or an "affiliated person" thereof, as such terms are defined in the Investment Company Act of 1940, as amended.

          8. The issuance of the Notes and the use of the proceeds of the sale of the Notes to repay Indebtedness of the Company to banks do not violate or conflict with Regulation T, U or X of the Board of Governors of the Federal Reserve System (12 C.F.R., Chapter II).

The opinion of Randy D. Sims and Lynn R. Marasco shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company and with respect to matters governed by the laws of any jurisdiction other than the United States of America and the States of Delaware and Missouri, such counsel may rely upon the opinions of counsel deemed (and stated in their opinion to be deemed) by them to be competent and reliable.

                                 Exhibit 4.4(a)

                                                                  EXHIBIT 4.4(b)


                       FORM OF OPINION OF SPECIAL COUNSEL
                                TO THE PURCHASERS


          The opinion of Gardner, Carton & Douglas, special counsel for the Purchasers, shall be to the effect that:

          1. The Company is a corporation validly existing in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to enter into the Agreement and to issue and sell the Notes.

          2. The Agreement and the Notes have been duly authorized by proper corporate action on the part of the Company, have been duly executed and delivered by an authorized officer of the Company, and constitute the legal, valid and binding agreements of the Company, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

          3. The Subsidiary Guaranty is enforceable against each Subsidiary Guarantor in accordance with its terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of the rights of creditors or by equitable principles, regardless of whether enforcement is sought in a proceeding in equity or at law.

          4. Based upon the representations set forth in the Agreement, the offering, sale and delivery of the Notes and the execution of the Subsidiary Guaranty do not require the registration of the Notes or the Subsidiary Guaranty under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

          5. The issuance and sale of the Notes and compliance with the terms and provisions of the Notes and the Agreement will not conflict with or result in any breach of any of the provisions of the Certificate of Incorporation and By-Laws of the Company.

          6. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery of the Agreement or the Notes or the execution and delivery of the Subsidiary Guaranty.

The opinion of Gardner, Carton & Douglas also shall state that the legal opinion of Randy D. Sims, Chief Legal Officer for the Company, and Lynn R. Marasco, Senior Corporate Counsel for



                                 Exhibit 4.4(b)
the Company, delivered to you pursuant to the Agreement, is satisfactory in form and scope to it, and, in its opinion, the Purchasers and it are justified in relying thereon and shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request.

                                 Exhibit 4.4(b)

                                                                    EXHIBIT 7.2


                             COMPLIANCE CERTIFICATE


          I, ___________________________, am the Treasurer and Chief Financial Officer of _______________________________ (the "Company"). This certificate is being delivered pursuant to Section 7.2 of the Note Purchase Agreement dated as of December 15, 2002, between the Company and the Purchasers named in Schedule I thereto.

          I hereby certify as follows:

         1. Included is the Company's Form [10-Q] [10-K] for the fiscal period ended ____________, _____, in which are set forth the financial statements required to be provided by the Company pursuant to Section [7.1(a)] [7.1(b)] of the Note Purchase Agreement. These financial statements are complete and correct and have been prepared in accordance with generally accepted accounting principles (GAAP).

         2. I have reviewed the provisions of the Note Purchase Agreement, and have included in the Covenant Analysis the information and computations required in order to establish whether the Company was in compliance with the requirements of Section
                  10.1 through 10.12 at the end of the period covered by the financial statements being furnished.

         3. As of the date of the financial statements being furnished and as of the date of this certificate or at any time during the period covered by such financial statements, there existed or exists no Default or Event of Default.


------------------------                          -----------------------------
Date                                              Treasurer and
                                                  Chief Financial Officer





                                   Exhibit 7.2

                                COVENANT ANALYSIS
                   FOR FISCAL PERIOD ENDED __________________


$60 million Note Purchase Agreement
(all dollar amounts in 000's)

Summary Information:

Section             Description                                   Requirement          Actual           Comments
-------             -----------                                   -----------          ------           --------
10.1                Minimum Consolidated Tangible Net Worth       $                    $
                                                                   ----------           --------

10.2                Fixed Charge Ratio                            2.00
                                                                                        --------

10.3                Ratio of Consolidated Indebtedness to         0.60
                    Consolidated Total Capitalization                                   --------

10.4(i)             Maximum Limitation on Liens                   $                    $
                                                                   ----------           --------

10.5                Maximum Restricted Payments                   $                    $
                                                                   ----------           --------

10.6                Mergers or Consolidations [During the
                    period of this analysis, no transactions subject to the limitations of Sec. 10.6 were completed.]

10.7 Sale of Assets [During the period of this analysis, no transactions subject to the limitations of Sec. 10.7 were completed.]

10.8                Disposition of Stock of Restricted
                    Subsidiaries [During the period of the
                    analysis, no transactions subject to the limitations of Sec. 10.8 were completed.]



                                        2

                                   Exhibit 7.2

10.9                Designation of Unrestricted Subsidiaries
                    [During the period of the analysis, the
                    Company did not designate any Restricted
                    Subsidiary as an Unrestricted Subsidiary.]

10.10 Nature of Business [During the period of this analysis, no activities subject to the restrictions of Sec. 10.10 were engaged in.]

10.11 Transactions with Affiliates [During the period of this analysis, no transactions violating the restrictions of Sec. 10.11 were completed.]

10.12 Subsidiary Guaranties [During the period of this analysis, no Subsidiaries were required to become a Subsidiary Guarantor.]

                                   Exhibit 7.2

                                COVENANT ANALYSIS
                     FOR FISCAL QUARTER ENDED ______________

$100 million Note Agreement
(all dollar amounts in 000's)

SECTION                    SUPPORTING CALCULATIONS

10.1     CONSOLIDATED TANGIBLE NET WORTH MINIMUM (CTNWM):

         Requirement:      The consolidated tangible net worth must be greater
                           than the defined minimum allowable amount.

                           CTNWM = $250,000,000 + 50% of Consolidated Net Income after 9/28/02


                           Consolidated Net Income after 9/28/02   $
                                                                    -----------
                           CTNWM =              $
                                                 -------------

                           Consolidated Tangible Net Worth ACTUAL
                           (CTNWA):                                $
                                                                    -----------

                           CTNWM = Stockholder's Equity - Intangibles


                           Stockholder's Equity                    $

                           Intangibles                             $
                                                                    -----------

                           CTNWA =                                 $
                                                                    ===========

                           Minimum (CTNWM)                         $
                                                                    -----------

                           Actual (CTNWA)                          $
                                                                    -----------

         Results: Consolidated Tangible Net Worth (CTNWA) is greater than the minimum requirement.



                                       4

                                   Exhibit 7.2

10.2     FIXED CHARGE RATIO

         Requirement:   The Fixed Charge Ratio must be greater than 2.00


                        Consolidated Income Available for Fixed
                        Charges                                     $
                                                                    -----------

                           Fixed Charges                           $
                                                                    -----------

                           Fixed Charge Ratio =
                                                                    -----------

         Results:       Cerner's Fixed Charge Ratio is greater than 2.00.

10.3     LIMITATIONS ON DEBT

         Requirement:   Cerner cannot exceed certain debt limitations as
                        defined below using Consolidated Total Capitalization
                        (CTC)

                        CTC = CTNWA + Total Debt


                        ST Debt
                                               -----------

                           Curr LT Debt
                                               -----------

                           LT Debt
                                               ===========


                                    Total Debt
                                                                    -----------

                                    Consolidated Senior Debt
                                                                    -----------

                                    Consolidated Debt
                                                                    -----------
                             CTC = $
                                    -----------

10.3       CONSOLIDATED DEBT LIMITATION = < 60% OF CTC

                           60% of CTC =
                                                                    -----------

                           Total Debt    =
                                                                    -----------

         Results:  Consolidated Debt is below limitation



                                       5

                                   Exhibit 7.2

10.4     LIMITATION ON LIENS

         Requirement:  Cerner cannot exceed lien limitations defined as 20% of
                       CTNWA


                       Liens                                       $
                                                                    -----------

                       Indebtedness of Restricted
                           Subsidiaries                            $
                                                                    -----------

                       Preferred Stock of
                           Restricted Subsidiaries                 $
                                                                    -----------

                       20% of CNWA                                 $
                                                                    -----------

                       Liens + RS Debt +
                           RS Preferred                            $
                                                                    -----------

         Results:      Liens are below limitation

10.5     LIMITATION ON RESTRICTED PAYMENTS

         Requirement:  Cerner cannot exceed limitations on restricted payments defined below as = $80,000,000 + 50% of Consolidated Net Income after 9/28/02 (CNI) + the net proceeds received after 9/28/02 from the sale of common stock or debt which is subsequently converted to common stock.


                       Consolidated Net Income after 9/28/02 (CNI) $
                                                                    -----------

                       Sale of Common Stock after 9/28/02          $
                                                                    -----------

                       Restricted Payments after 9/28/02           $
                                                                    -----------

                       $80,000,000 + 50% of CNI + stock            $
                       proceeds                                     -----------

                       Restricted Payments after 9/28/02           $
                                                                    -----------

         Results:      Restricted Payments are below limitations



                                       6

                                   Exhibit 7.2